UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2015

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

Goldman Sachs Tax-Advantaged

Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	U.S. TAX-MANAGED EQUITY

■	INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	6

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	7

Investment Process — Global Tax-Managed Funds	17

Portfolio Management Discussions and Performance Summaries — Global Tax-Managed Funds	18

Schedules of Investments	29

Financial Statements	52

Financial Highlights	56

Notes to the Financial Statements	64

Other Information	81

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs U.S. Tax-Managed Equity Fund invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs International Tax-Managed Equity Fund invests primarily in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

MARKET REVIEW

Goldman Sachs U.S. Tax-Advantaged

Equity Funds

Market Review

During the six months ended June 30, 2015 (the “Reporting Period”), U.S. and international equities generated positive returns.

U.S. Equities

In the U.S., economic data generally improved during the Reporting Period. First quarter 2015 U.S. Gross Domestic Product (“GDP”) came in weaker than expected, though many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. Importantly, unemployment continued to steadily fall, reaching a low of 5.4%, and the housing market continued to improve. Consumer spending was slightly softer than expected early in the Reporting Period, but progressively bettered, with strong retail sales growth and robust auto sales in May 2015.

Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off”, from September 2015 to December 2015.

The West Texas Intermediate (“WTI”) crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel by the end of April 2015 and remaining around that level for the rest of the Reporting Period. Market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. Thus, stocks of many consumer companies rose in anticipation of increasing consumption. Health care stocks generally performed well, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust.

U.S. equities, as represented by the S&P 500® Index, gained 1.23% during the Reporting Period. Five of the ten sectors within the S&P 500® Index were up, with the health care (+9.51%) and consumer discretionary (+6.82%) sectors posting the largest gains in absolute terms. The health care sector was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

While returns overall were muted, most segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

MARKET REVIEW

International Equities

Central bank policy, currency trends and sharp oil price declines were major themes affecting international equities during the Reporting Period. Both the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) employed easy monetary policy in an effort to stimulate economic growth. With interest rates near zero in both regions, the euro and yen fell against the U.S. dollar, which helped increase exports, an important source of revenue to companies in Europe and Japan. The euro sank to a 12-year low against the U.S. dollar in March 2015 before rebounding slightly through the remainder of the Reporting Period. The impact of the weaker euro was already noticeable in European corporate earnings reports during the Reporting Period, many of which were better than expected. Similarly, Japanese companies began to benefit from the weak yen. In our view, strong equity markets in Europe and Japan reflected the positive impact of weak currencies on corporate earnings growth as well as optimism that monetary stimulus would stave off deflation and promote economic growth.

Toward the end of the Reporting Period, the uncertainty and rising intensity of Greece’s negotiations with European Union (“EU”) leaders weighed on global financial markets, particularly European equities. The Greek government took the unusual step of calling a referendum on whether Greece should accept the deal offered by its creditors. The ECB voted against providing any additional emergency liquidity assistance to Greek banks in the meantime, forcing Greece to close its banks until after the referendum.

The sharp drop in oil prices also impacted international equity markets during the Reporting Period. The international Brent crude oil benchmark price fell from a high of $115 per barrel in June 2014 to a low of $47 per barrel in January 2015 before rebounding to just more than $65 per barrel at the beginning of May 2015 and settling in a range of approximately $60 to $65 per barrel through the end of June 2015. The low crude oil price forced many energy companies to lower earnings.

Market participants perceived the combination of lower energy prices, aggressive monetary stimulus and improving economies as beneficial for consumers in Europe and Japan as well as for sales of European and Japanese consumer products in the U.S. In turn, stocks of many consumer companies rose in anticipation of increasing consumption. Health care stocks generally performed well, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust.

International equities, as measured by the MSCI EAFE Index, returned 5.52% in U.S. dollar terms during the Reporting Period. Sixteen of the 21 countries in the MSCI EAFE Index were up for the Reporting Period, with Denmark (+19.10%), Japan (+12.82%) and Ireland (+12.42%) posting the largest gains in absolute terms. Japan was also the largest positive contributor on the basis of impact, which takes both weightings and total returns into account.

Eight of the 10 sectors in the MSCI EAFE Index were up, with health care (+8.40%) and consumer discretionary (+7.78%) contributing most positively to returns. The financials (+6.44%) sector was the largest positive contributor on the basis of impact, which takes both weightings and total returns into account.

MARKET REVIEW

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum may outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

All sector and country returns quoted herein are based on cumulative total returns.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs

U.S. Equity Dividend and Premium and

Goldman Sachs International Equity Dividend

and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

There is no guarantee that these objectives will be met.

Diversification does not protect an investor from market risk and does not ensure a profit

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 2.59%, 2.22%, 2.80% and 2.72%, respectively. These returns compare to the 1.23% cumulative total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned -0.10%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500® Index contributed positively to the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection also added to the Fund’s relative performance. More specifically, the Fund benefited from its holdings in the financials, industrials and materials sectors. The Fund was overweight relative to the S&P 500® Index in the financials and materials sectors and underweight in the industrials sector. Conversely, the Fund was hurt by stock picks in the telecommunication services, consumer discretionary and health care sectors. The Fund was overweight compared to the S&P 500® Index in the telecommunication services and consumer discretionary sectors and was underweight in the health care sector.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period for certain of the Fund’s options positions, however, our call writing overall contributed positively to performance.

Overall, call option writing tends to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.86% compared to the realized volatility of the S&P 500® Index of 20.43%. During the Reporting Period, the realized daily volatility of the Fund was 10.42% compared to the realized volatility of the S&P 500® Index of 12.02%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 2.79% compared to 2.10% for the S&P 500® Index (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price). The Fund’s dividend yield served to enhance its quarterly net income distributions. For the Reporting Period, the Standardized 30-Day Subsidized Yield was 1.93% and the Standardized 30-Day Unsubsidized Yield was 1.89%.

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

Relative to the S&P 500® Index, the Fund benefited from overweight positions in Kraft Foods Group, a packaged food maker; New York Community Bancorp, the fourth-largest U.S. thrift; and Eli Lilly, a pharmaceutical company. The Fund held all three stocks largely because of their attractive dividend yields.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by overweight positions in CenturyLink, a telecommunication services company; Duke Energy, an electric and gas utility; and Wynn Resorts, a developer and operator of high end hotels and casinos. The Fund held all three stocks largely due to their attractive dividend yields.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015– June 30, 2015	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	2.59%	1.23%	-0.10%
Class C	2.22	1.23	-0.10
Institutional	2.80	1.23	-0.10
Class IR	2.72	1.23	-0.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	1.21%	13.20%	6.10%	8/31/05
Class C	5.40	13.63	5.91	8/31/05
Institutional	7.58	14.95	7.13	8/31/05
Class IR	7.51	N/A	14.71	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.20%
Class C	1.94	1.95
Institutional	0.79	0.80
Class IR	0.94	0.95

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/15[6]
Class A Shares	One Year	Five Years	Since Inception (8/31/05)
Returns before taxes*	1.21%	13.20%	6.10%
Returns after taxes on distributions**	-0.26	12.01	5.21
Returns after taxes on distributions*** and sale of Fund shares	1.56	10.51	4.88

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/15[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.0%	Technology Hardware & Equipment
Microsoft Corp.	2.3	Software & Services
General Electric Co.	2.2	Capital Goods
Wells Fargo & Co.	2.0	Banks
Johnson & Johnson	1.9	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.9	Banks
Pfizer, Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	1.6	Energy
AT&T, Inc.	1.6	Telecommunication Services
The Procter & Gamble Co.	1.5	Household & Personal Products

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2015

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 2.20%, 1.78%, 2.31% and 2.23%, respectively. These returns compare to the 5.52% cumulative total return of the Fund’s primary benchmark, the MSCI EAFE Index (net, USD, unhedged). The Barclays Global Aggregate Bond Index, the secondary benchmark, returned -3.08%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of index call options detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection also hampered the Fund’s relative performance. More specifically, the Fund was hurt by its holdings in the financials, industrials and utilities sectors. The Fund was overweight relative to the MSCI EAFE Index in all three sectors. On the positive side, the Fund benefited from stock choices in the consumer discretionary, materials and information technology sectors. Compared to the MSCI EAFE Index, the Fund was overweight in the consumer discretionary sector, underweight in the materials sector and relatively neutral in the information technology sector during the Reporting Period.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing detracted from performance.

Overall, call option writing tends to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 22.96% compared to the realized volatility of the MSCI EAFE Index of 20.96%. During the Reporting Period, realized daily volatility of the Fund was 12.44% compared to the realized volatility of the MSCI EAFE Index of 12.31%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund at the end of the Reporting Period was 3.87% compared to 3.17% for the MSCI EAFE Index (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price). The Fund’s dividend yield served to enhance its quarterly net income distributions. For the Reporting Period,

[1]	The realized daily volatility of the Fund quoted herein is gross of fees.

PORTFOLIO RESULTS

the Standardized 30-Day Subsidized Yield was 2.70% and the Standardized 30-Day Unsubsidized Yield was 2.70%.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hurt by its overweight positions in Engie, a French electric utility; Banco Santander, a Spanish banking group; and Insurance Australia Group, an insurance company. The Fund held all three stocks largely due to their attractive dividend yields.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from its overweight positions in Persimmon, a British housebuilding company; Takeda Pharmaceutical, a Japan-based pharmaceutical company; and Nokian Renkaat, a Finland-headquartered tire manufacturer. The Fund held these stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015– June 30, 2015	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Barclays Global Aggregate Bond Index[3]
Class A	2.20%	5.52%	-3.08%
Class C	1.78	5.52	-3.08
Institutional	2.31	5.52	-3.08
Class IR	2.23	5.52	-3.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-14.07	5.59	-0.81%	1/31/08
Class C	-10.69	6.02	-0.97	1/31/08
Institutional	-8.86	7.25	0.16	1/31/08
Class IR	-9.03	N/A	5.86	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.35%
Class C	2.10	2.10
Institutional	0.95	0.95
Class IR	1.09	1.09

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus. For the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/15[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	-14.07%	5.59%	-0.81%
Returns after taxes on distributions**	-15.18	4.67	-1.45
Returns after taxes on distributions*** and sale of Fund shares	-7.16	4.66	-0.33

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/15[7]
Company	% of Net Assets	Line of Business
HSBC Holdings PLC	2.6%	Banks
GlaxoSmithKline PLC ADR	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Roche Holding AG	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Novartis AG (Registered)	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Daimler AG (Registered)	1.6	Automobiles & Components
Telefonica SA	1.4	Telecommunication Services
Anheuser-Busch InBev NV	1.4	Food, Beverage & Tobacco
Vodafone Group PLC ADR	1.4	Telecommunication Services
Banco Santander SA	1.3	Banks
Unilever NV	1.3	Food, Beverage & Tobacco

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2015

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Tax-Managed Equity Fund and International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■	Comprehensive
■	Rigorous
■	Objective
■	Extensive
■	Fundamental
■	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven
■	Sector and size neutral
■	Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio
■	Broad access to the total U.S. and international equity markets
■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.06%, -0.30%, 0.28%, 0.06% and 0.23%, respectively. These returns compare to the 1.94% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection detracted from relative performance during the Reporting Period. Two of the six themes within our quantitative model dampened relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Valuation and Quality — detracted from Fund performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality.

Sentiment and Momentum added to the Fund’s relative returns. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Our Management and Profitability themes had a relatively neutral impact on the Fund’s relative results during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, our stock selection hurt the Fund’s relative performance.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Security selection in the information technology, consumer staples and consumer discretionary sectors detracted most from relative returns. The Fund was hampered by overweight positions in Micron Technology, a semiconductor maker; Hewlett-Packard, a provider of hardware, software and technology services; and American Airlines Group. We chose to overweight Micron Technology because of our positive views on Valuation and Sentiment. The Fund was overweight Hewlett-Packard as a result of our positive views on Sentiment and Quality. The overweight in American Airlines Group was based on our positive views of Valuation.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock picks in the energy, financials and industrials sectors added most to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweight positions in Valero Energy and Pharmacyclics as well as from an underweight in Bank of America. We adopted the overweight in petroleum refiner Valero Energy due to our positive views on Sentiment and Momentum. The Fund was overweight biotechnology company Pharmacyclics because of our positive views on Quality and Momentum. The underweight in Bank of America was assumed as a result of our negative views of Momentum and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the first quarter of 2015. In the second calendar quarter, we introduced an enhancement within our Sentiment theme that uses the credit default swap spread of a company as an early indicator of potential stock price swings. To arrive at our views, we use data on single-name credit default swap spreads for more than 300 companies on a daily basis. (Credit default swap spread is the annual cost of protecting against default.) Also within our Sentiment theme, we introduced an enhancement that uses stock options data of a company as a potential indicator of stock mispricing. Because options markets have fewer restrictions on leverage and short selling, we believe they typically incorporate information more efficiently than equity markets. We are able to use this enhancement, employing broadly available options data on U.S. equities, to form views on the majority of stocks in our investment universe. In addition, during the second calendar quarter, we added an enhancement to our Profitability theme that analyzes web traffic data of companies to provide an insight into future revenues. We analyze this information for more than 1,700 U.S. stocks across various sectors.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer discretionary, energy, information technology and health care sectors. It was underweight compared to the Index in the financials, telecommunication services, utilities and materials sectors. The Fund was relatively neutral in the consumer staples and industrials sectors at the end of the Reporting Period.

FUND BASICS

U.S. Tax-Managed Equity Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]
Class A	0.06%	1.94%
Class C	-0.30	1.94
Institutional	0.28	1.94
Service	0.06	1.94
Class IR	0.23	1.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.75%	16.64%	6.52%	3.97%	4/3/00
Class C	3.27	17.10	6.32	3.57	4/3/00
Institutional	5.42	18.43	7.56	4.78	4/3/00
Service	4.97	17.86	7.01	4.26	4/3/00
Class IR	5.30	N/A	N/A	18.90	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	1.19%
Class C	1.93	1.94
Institutional	0.78	0.79
Service	1.28	1.29
Class IR	0.93	0.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/15[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns before taxes*	-0.75%	16.64%	6.52%	3.97%
Returns after taxes on distributions**	-0.84	16.42	6.37	3.86
Returns after taxes on distributions*** and sale of Fund shares	-0.35	13.48	5.26	3.19

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/15[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.3%	Technology Hardware & Equipment
Pfizer, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Gilead Sciences, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Microsoft Corp.	1.8	Software & Services
Comcast Corp. Class A	1.7	Media
JPMorgan Chase & Co.	1.7	Banks
Cisco Systems, Inc.	1.6	Technology Hardware & Equipment
General Electric Co.	1.6	Capital Goods
CVS Health Corp.	1.5	Food & Staples Retailing
Bank of America Corp.	1.5	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2015

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.6% of the Fund’s net assets at June 30, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 7.93%, 7.50%, 8.13% and 8.07%, respectively. These returns compare to the 5.52% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, USD, unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection added to relative returns during the Reporting Period. Four of the six investment themes within our quantitative model contributed positively to Fund performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes — Sentiment, Valuation, Momentum and Quality — bolstered the Fund’s relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality.

Our Profitability theme, which assesses whether a company is earning more than its cost of capital, detracted from relative performance. Management had a relatively neutral impact on the Fund’s relative returns during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the

PORTFOLIO RESULTS

entire Europe, Australasia and Far East (EAFE) equity market. During the Reporting Period, security selection added to the Fund’s relative returns.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock picks in the financials, consumer discretionary and health care sectors contributed positively to the Fund’s relative returns. The Fund benefited from overweight positions in Sompo Japan Nipponkoa Holdings, a Japanese insurance holdings company; Renault, a France-based carmaker; and Dialog Semiconductor, a U.K.-based manufacturer of semiconductor systems. We assumed the overweights in Sompo Japan Nipponkoa Holdings and Renault because of our positive views on Momentum and Valuation. The overweight in Dialog Semiconductor was based on our positive views on Momentum and Sentiment.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Investments in the consumer staples, energy and information technology sectors detracted from relative results. Fund performance was hampered by an underweight position in Novo Nordisk and by overweight positions in Noble Group and Norsk Hydro. We chose to underweight Danish pharmaceutical company Novo Nordisk as a result of our negative views on Valuation. The Fund was overweight Noble Group, a Hong Kong-based investment holding company, because of our positive views on Valuation and Quality. The overweight in Norsk Hydro, a Norwegian aluminum supplier, was due to our positive views on Sentiment and Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the first quarter of 2015. In the second calendar quarter, we introduced an enhancement within our Sentiment theme within Europe and Japan that uses the credit default swap spread of a company as an early indicator of potential stock price swings. To arrive at our views, we use data on single-name credit default swap spreads for more than 300 companies on a daily basis. (Credit default swap spread is the annual cost of protecting against default.) Additionally, we extended to South Korea our ability, through our global linkages theme, to examine the relationship between the separate companies that belong to a single conglomerate as well as between public sector companies that belong to the same state owned industry sub-group. In addition, we extended to Europe our ability, also through our global linkages theme, to look at economic linkages. We analyze more than 3.5 million patents globally to establish the economic linkages between companies in various industries. We believe these linkages help predict price movements across similar companies more accurately.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the information technology, industrials, health care and energy sectors relative to the Index. It was underweight the utilities, telecommunication services and consumer discretionary sectors. The Fund was relatively neutrally weighted compared to the Index in the materials, consumer staples and financials sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight relative to the Index in Japan, Norway, France and Spain. Compared to the Index, it was underweight Australia, Sweden and the U.K. The Fund was relatively neutrally weighted compared to the Index in Germany, Finland, Italy, Switzerland, Belgium, Israel, the Netherlands, Denmark, Hong Kong, Singapore, Portugal, New Zealand, Austria and Ireland at the end of the Reporting Period.

FUND BASICS

International Tax-Managed Equity Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]
Class A	7.93%	5.52%
Class C	7.50	5.52
Institutional	8.13	5.52
Class IR	8.07	5.52

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-8.31%	8.58%	0.06%	1/31/08
Class C	-4.66	8.98	0.07	1/31/08
Institutional	-2.61	10.24	1.22	1/31/08
Class IR	-2.75	N/A	8.89	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.42%
Class C	2.13	2.17
Institutional	0.98	1.02
Class IR	1.13	1.17

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/15[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	-8.31%	8.58%	0.06%
Returns after taxes on distributions**	-8.80	8.22	-0.23
Returns after taxes on distributions*** and sale of Fund shares	-4.31	6.88	0.13

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/15[6]
Holding	% of Total Net Assets	Line of Business
Royal Dutch Shell PLC Class A	1.4%	Energy
Banco Santander SA	1.3	Banks
Sanofi	1.2	Pharmaceuticals, Biotechnology & Life Sciences
British American Tobacco PLC	1.2	Food, Beverage & Tobacco
BP PLC ADR	1.1	Energy
AstraZeneca PLC ADR	1.1	Pharmaceuticals, Biotechnology & Life Sciences
Allianz SE (Registered)	1.1	Insurance
Unilever NV CVA	1.1	Food, Beverage & Tobacco
Credit Suisse Group AG (Registered)	0.9	Diversified Financials
Mizuho Financial Group, Inc.	0.9	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2015

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at June 30, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

Index Definitions

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 96.6%
Automobiles & Components – 1.2%
637,600	Ford Motor Co.(a)	$9,570,376
223,200	General Motors Co.	7,439,256
200	Tesla Motors, Inc.*	53,652

		17,063,284

Banks – 7.3%
537,181	Bank of America Corp.	9,142,820
20,500	Bank of Hawaii Corp.	1,366,940
12,200	BankUnited, Inc.	438,346
30,301	Cullen/Frost Bankers, Inc.	2,380,990
301,500	First Niagara Financial Group, Inc.	2,846,160
400,500	JPMorgan Chase & Co.(a)	27,137,880
887,500	New York Community Bancorp, Inc.(a)(b)	16,312,250
158,900	PacWest Bancorp	7,430,164
271,500	People’s United Financial, Inc.	4,401,015
130,600	U.S. Bancorp	5,668,040
520,700	Wells Fargo & Co.(a)	29,284,168

		106,408,773

Capital Goods – 7.0%
53,300	3M Co.	8,224,190
12,900	Allison Transmission Holdings, Inc.	377,454
106,500	Caterpillar, Inc.	9,033,330
3,700	Crane Co.	217,301
118,100	Eaton Corp. PLC	7,970,569
86,900	Emerson Electric Co.	4,816,867
1,900	Fortune Brands Home & Security, Inc.	87,058
1,217,250	General Electric Co.(a)	32,342,332
45,300	Honeywell International, Inc.	4,619,241
98,751	Lockheed Martin Corp.	18,357,811
21,100	MSC Industrial Direct Co., Inc. Class A	1,472,147
3,300	SPX Corp.	238,887
94,300	The Boeing Co.(a)	13,081,296
26,700	The Timken Co.	976,419
4,200	Trinity Industries, Inc.	111,006

		101,925,908

Commercial & Professional Services – 1.2%
281,100	Covanta Holding Corp.	5,956,509
67,800	KAR Auction Services, Inc.	2,535,720
483,300	R.R. Donnelley & Sons Co.	8,423,919

		16,916,148

Consumer Durables & Apparel – 1.4%
6,300	Carter’s, Inc.	669,690
12,100	Coach, Inc.	418,781
95,600	Hanesbrands, Inc.	3,185,392
13,300	Kate Spade & Co.*	286,482
110,200	Leggett & Platt, Inc.	5,364,536
347,000	Mattel, Inc.	8,914,430
35,500	Tupperware Brands Corp.	2,291,170

		21,130,481

Common Stocks – (continued)
Consumer Services – 2.8%
53,300	Darden Restaurants, Inc.	$3,788,564
4,747	International Game Technology PLC*	84,307
58,900	Las Vegas Sands Corp.	3,096,373
180,900	McDonald’s Corp.	17,198,163
84,700	SeaWorld Entertainment, Inc.	1,561,868
104,300	Six Flags Entertainment Corp.	4,677,855
141,400	Starbucks Corp.	7,581,161
33,400	Wynn Resorts Ltd.	3,295,578

		41,283,869

Diversified Financials – 3.4%
36,800	Ameriprise Financial, Inc.	4,597,424
81,300	Artisan Partners Asset Management, Inc. Class A	3,777,198
74,200	Berkshire Hathaway, Inc. Class B*	10,099,362
30,400	BlackRock, Inc.(a)	10,517,792
1,100	CME Group, Inc.	102,366
16,500	Eaton Vance Corp.	645,645
97,100	Federated Investors, Inc. Class B	3,251,879
190,200	Invesco Ltd.	7,130,598
1,400	LPL Financial Holdings, Inc.	65,086
176,400	Navient Corp.	3,212,244
118,600	Waddell & Reed Financial, Inc. Class A	5,610,966

		49,010,560

Energy – 7.7%
48,800	Anadarko Petroleum Corp.	3,809,328
9,100	Antero Resources Corp.*	312,494
2,100	Atwood Oceanics, Inc.	55,524
28,380	California Resources Corp.	171,415
186,200	Chevron Corp.(b)	17,962,714
9,400	Concho Resources, Inc.*	1,070,284
161,900	ConocoPhillips	9,942,279
2,200	Continental Resources, Inc.*	93,258
3,100	Core Laboratories NV	353,524
54,200	CVR Energy, Inc.	2,040,088
27,500	Dresser-Rand Group, Inc.*	2,342,450
3,900	Dril-Quip, Inc.*	293,475
700	Energen Corp.	47,810
70,900	EOG Resources, Inc.	6,207,295
281,400	Exxon Mobil Corp.(a)	23,412,480
33,000	Gulfport Energy Corp.*	1,328,250
23,500	HollyFrontier Corp.	1,003,215
139,400	Kinder Morgan, Inc.	5,351,566
25,300	Laredo Petroleum, Inc.*	318,274
3,000	Memorial Resource Development Corp.*	56,910
48,500	Oasis Petroleum, Inc.*	768,725
67,200	Occidental Petroleum Corp.	5,226,144
13,000	Oceaneering International, Inc.	605,670
7,600	Oil States International, Inc.*	282,948
1,300	Patterson-UTI Energy, Inc.	24,460
37,900	PBF Energy, Inc. Class A	1,077,118
58,100	Phillips 66	4,680,536
10,400	Rice Energy, Inc.*	216,632

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
25,000	Rowan Companies PLC Class A	$527,750
1,700	RPC, Inc.	23,511
153,100	Schlumberger Ltd.	13,195,689
14,800	Seadrill Ltd.	153,032
1,000	Seventy Seven Energy, Inc.*	4,290
2,200	SM Energy Co.	101,464
1,400	Targa Resources Corp.	124,908
100	Teekay Corp.	4,282
127,000	The Williams Companies, Inc.	7,288,530
64,900	Weatherford International PLC*	796,323
21,400	Whiting Petroleum Corp.*	719,040
22,800	WPX Energy, Inc.*	279,984

		112,273,669

Food & Staples Retailing – 1.5%
119,300	CVS Health Corp.	12,512,184
42,400	Rite Aid Corp.*	354,040
180,800	Sysco Corp.	6,526,880
35,400	Wal-Mart Stores, Inc.	2,510,922

		21,904,026

Food, Beverage & Tobacco – 5.3%
228,200	Altria Group, Inc.(a)	11,161,262
164,700	General Mills, Inc.	9,177,084
182,400	Kraft Foods Group, Inc.	15,529,536
167,200	PepsiCo, Inc.	15,606,448
131,000	Philip Morris International, Inc.	10,502,270
200	Pinnacle Foods, Inc.	9,108
393,500	The Coca-Cola Co.(a)	15,437,005

		77,422,713

Health Care Equipment & Services – 3.3%
211,400	Abbott Laboratories(a)(b)	10,375,512
200	athenahealth, Inc.*	22,916
90,400	Baxter International, Inc.	6,321,672
68,700	Cardinal Health, Inc.	5,746,755
400	Centene Corp.*	32,160
14,001	Community Health Systems, Inc.*	881,621
9,700	HCA Holdings, Inc.*	879,984
4,400	LifePoint Health, Inc.*	382,580
167,454	Medtronic PLC	12,408,341
86,700	UnitedHealth Group, Inc.	10,577,400

		47,628,941

Household & Personal Products – 1.9%
49,300	Kimberly-Clark Corp.	5,224,321
14,200	Nu Skin Enterprises, Inc. Class A	669,246
274,000	The Procter & Gamble Co.(a)	21,437,760

		27,331,327

Insurance – 3.3%
81,300	American International Group, Inc.	5,025,966
67,700	Arthur J. Gallagher & Co.	3,202,210
600	Erie Indemnity Co. Class A	49,242
193,700	Mercury General Corp.	10,779,405
150,100	MetLife, Inc.	8,404,099
588,600	Old Republic International Corp.(a)	9,199,818

Common Stocks – (continued)
Insurance – (continued)
126,600	Prudential Financial, Inc.(a)	$11,080,032
27,600	Validus Holdings Ltd.	1,214,124

		48,954,896

Materials – 3.3%
5,619	Albemarle Corp.	310,562
50,500	Cliffs Natural Resources, Inc.	218,665
38,200	Domtar Corp.	1,581,480
87,400	E.I. du Pont de Nemours & Co.	5,589,230
290,100	Freeport-McMoRan, Inc.	5,401,662
3,600	Greif, Inc. Class A	129,060
119,300	International Paper Co.	5,677,487
93,200	LyondellBasell Industries NV Class A	9,648,064
12,300	Packaging Corp. of America	768,627
11,400	Royal Gold, Inc.	702,126
3,501	RPM International, Inc.	171,425
350,500	The Dow Chemical Co.(a)	17,935,085

		48,133,473

Media – 3.3%
43,200	Cinemark Holdings, Inc.	1,735,344
225,400	Comcast Corp. Class A	13,552,696
138,900	Regal Entertainment Group Class A	2,904,399
92,500	The Walt Disney Co.	10,557,950
176,500	Thomson Reuters Corp.	6,719,355
30,700	Time Warner Cable, Inc.	5,469,819
87,000	Time Warner, Inc.	7,604,670
10,800	Twenty-First Century Fox, Inc. Class B	347,976

		48,892,209

Pharmaceuticals, Biotechnology & Life Sciences – 10.7%
224,685	AbbVie, Inc.(a)	15,096,585
5,800	Alnylam Pharmaceuticals, Inc.*	695,246
97,700	Amgen, Inc.(a)	14,998,904
12,000	Biogen, Inc.*	4,847,280
3,900	BioMarin Pharmaceutical, Inc.*	533,442
145,200	Bristol-Myers Squibb Co.(a)	9,661,608
51,600	Celgene Corp.*	5,971,926
226,700	Eli Lilly & Co.	18,927,183
141,400	Gilead Sciences, Inc.	16,555,112
7,900	Illumina, Inc.*	1,725,044
1,100	Intercept Pharmaceuticals, Inc.*	265,518
1,600	Jazz Pharmaceuticals PLC*	281,712
280,500	Johnson & Johnson	27,337,530
900	Medivation, Inc.*	102,780
260,950	Merck & Co., Inc.	14,855,884
709,800	Pfizer, Inc.(a)	23,799,594

		155,655,348

Real Estate Investment Trust – 2.1%
24,200	American Campus Communities, Inc.	912,098
94,400	American Tower Corp.	8,806,576
11,001	Camden Property Trust	817,096
8,100	Corporate Office Properties Trust	190,674
60,700	Crown Castle International Corp.	4,874,210
77,700	Duke Realty Corp.	1,442,889

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trust – (continued)
27,100	Extra Space Storage, Inc.	$1,767,462
68,200	General Growth Properties, Inc.	1,750,012
31,101	Healthcare Trust of America, Inc.	744,865
11,200	Kilroy Realty Corp.	752,080
17,200	Omega Healthcare Investors, Inc.	590,476
5,500	Post Properties, Inc.	299,035
103,100	Prologis, Inc.	3,825,010
15,800	Simon Property Group, Inc.	2,733,716
13,801	SL Green Realty Corp.	1,516,557
4,300	WP GLIMCHER, Inc.	58,179

		31,080,935

Retailing – 3.9%
19,000	Abercrombie & Fitch Co. Class A	408,690
34,200	Amazon.com, Inc.*(a)	14,845,878
8,600	Big Lots, Inc.	386,914
800	Chico’s FAS, Inc.	13,304
1,500	Dick’s Sporting Goods, Inc.	77,655
500	Dillard’s, Inc. Class A	52,595
18,200	GNC Holdings, Inc. Class A	809,536
31,400	Groupon, Inc.*	157,942
22,500	J.C. Penney Co., Inc.*	190,575
56,200	L Brands, Inc.	4,818,026
145,200	Lowe’s Companies, Inc.	9,724,044
11,900	Penske Automotive Group, Inc.	620,109
1,400	Sears Holdings Corp.*	37,380
136,600	The Home Depot, Inc.	15,180,358
5,500	The Priceline Group, Inc.*	6,332,535
2,600	Ulta Salon, Cosmetics & Fragrance, Inc.*	401,570
27,100	Williams-Sonoma, Inc.	2,229,517

		56,286,628

Semiconductors & Semiconductor Equipment – 2.7%
62,400	Analog Devices, Inc.	4,005,144
460,600	Intel Corp.	14,009,149
79,700	KLA-Tencor Corp.	4,479,937
253,000	Maxim Integrated Products, Inc.	8,747,475
156,100	Texas Instruments, Inc.	8,040,711

		39,282,416

Software & Services – 9.7%
51,500	Accenture PLC Class A	4,984,170
84,900	Activision Blizzard, Inc.	2,055,429
192,100	Automatic Data Processing, Inc.(a)(b)	15,412,183
53,000	Broadridge Financial Solutions, Inc.	2,650,530
329,501	CA, Inc.	9,651,109
175,100	Facebook, Inc. Class A*	15,017,451
1,700	FleetCor Technologies, Inc.*	265,302
14,700	Google, Inc. Class A*	7,938,588
14,640	Google, Inc. Class C*	7,620,266
39,600	IAC/InterActiveCorp	3,154,536
83,700	International Business Machines Corp.	13,614,642
18,300	Leidos Holdings, Inc.	738,771
4,400	LinkedIn Corp. Class A*	909,172
7,000	Mastercard, Inc. Class A	654,360

Common Stocks – (continued)
Software & Services – (continued)
773,850	Microsoft Corp.(a)(b)	$34,165,478
2,000	NetSuite, Inc.*	183,500
162,700	Oracle Corp.	6,556,810
42,000	Pandora Media, Inc.*	652,680
270,900	Paychex, Inc.	12,699,792
3,000	Rackspace Hosting, Inc.*	111,570
12,300	Splunk, Inc.*	856,326
1,400	Tableau Software, Inc. Class A*	161,420
3,400	Twitter, Inc.*	123,148
3,900	Workday, Inc. Class A*	297,921
16,100	Yelp, Inc.*	692,783
4,600	Zillow Group, Inc. Class A*	399,004

		141,566,941

Technology Hardware & Equipment – 6.2%
469,100	Apple, Inc.(a)(b)	58,836,867
12,300	AVX Corp.	165,558
362,300	Cisco Systems, Inc.	9,948,758
53,000	Diebold, Inc.	1,855,000
130,800	Hewlett-Packard Co.	3,925,308
7,200	Lexmark International, Inc. Class A	318,240
29,500	National Instruments Corp.	869,070
800	Palo Alto Networks, Inc.*	139,760
177,700	QUALCOMM, Inc.	11,129,351
65,900	Seagate Technology PLC	3,130,250

		90,318,162

Telecommunication Services – 3.0%
646,028	AT&T, Inc.(a)(b)	22,946,914
219,100	CenturyLink, Inc.	6,437,158
396,901	Frontier Communications Corp.	1,964,660
282,400	Verizon Communications, Inc.	13,162,664

		44,511,396

Transportation – 1.4%
300	Avis Budget Group, Inc.*	13,224
28,800	Copa Holdings SA Class A	2,378,592
7,800	Spirit Airlines, Inc.*	484,380
117,800	Union Pacific Corp.	11,234,586
67,500	United Parcel Service, Inc. Class B	6,541,425

		20,652,207

Utilities – 3.0%
157,000	Ameren Corp.(a)	5,915,760
203,300	Duke Energy Corp.(a)	14,357,046
212,300	PPL Corp.	6,256,481
26,518	Talen Energy Corp.*	455,041
524,900	TECO Energy, Inc.	9,269,734
168,600	The Southern Co.	7,064,340

		43,318,402

TOTAL COMMON STOCKS
(Cost $1,188,653,976)		$1,408,952,712

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Rate	Value
Investment Company(c)(d) – 2.8%
Goldman Sachs Financial Square Government Fund – FST Shares
40,727,985	0.006%	$40,727,985
(Cost $40,727,985)

TOTAL INVESTMENTS – 99.4%
(Cost $1,229,381,961)		$1,449,680,697

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		8,595,332

NET ASSETS – 100.0%		$1,458,276,029

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated fund.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Month	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	504	September 2015	$51,770,880	$(506,694)

WRITTEN OPTIONS CONTRACTS — At June 30, 2015, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index	2,608	$2,100	September 2015	$(10,249,440)
(Premiums Received $10,244,224)

For the six months ended June 30, 2015, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2014	2,718	$10,676,304
Contracts written	5,420	21,374,120
Contracts expired	(2,812)	(11,129,896)
Contracts bought to close	(2,718)	(10,676,304)
Contracts Outstanding June 30, 2015	2,608	$10,244,224

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 96.3%
Australia – 7.1%
411,768	ALS Ltd. (Commercial & Professional Services)	$1,855,601
101,952	Australia & New Zealand Banking Group Ltd. (Banks)	2,530,159
159,033	BHP Billiton Ltd. (Materials)	3,244,085
85,237	BHP Billiton PLC (Materials)	1,675,903
146,068	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	1,030,354
12,140	Commonwealth Bank of Australia (Banks)	796,104
812,022	Insurance Australia Group Ltd. (Insurance)	3,491,186
30,002	Lend Lease Group (Real Estate)	346,891
1,033,948	Metcash Ltd. (Food & Staples Retailing)	879,751
39,433	Orica Ltd. (Materials)	647,287
622,661	Scentre Group (REIT)	1,798,685
244,270	South32 Ltd. (Materials)*	334,815
399,407	Suncorp Group Ltd. (Insurance)	4,132,292
427,398	Telstra Corp. Ltd. (Telecommunication Services)	2,022,682
78,866	Transurban Group (Transportation)	565,438
59,168	Woodside Petroleum Ltd. (Energy)	1,561,247

		26,912,480

Austria – 0.1%
40,761	Raiffeisen Bank International AG (Banks)*	593,123

Belgium – 1.7%
44,948	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	5,409,064
27,307	Proximus (Telecommunication Services)	966,311

		6,375,375

Bermuda – 0.2%
58,117	Seadrill Ltd. (Energy)	603,578

Denmark – 1.1%
35,148	Danske Bank A/S (Banks)	1,033,246
47,300	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,595,582
2,799	Pandora A/S (Consumer Durables & Apparel)	300,344
5,306	Vestas Wind Systems A/S (Capital Goods)	264,470

		4,193,642

Finland – 1.9%
37,156	Elisa OYJ (Telecommunication Services)	1,177,216
23,393	Kone OYJ Class B (Capital Goods)	949,523
10,415	Metso OYJ (Capital Goods)	286,246
58,816	Nokia OYJ (Technology Hardware & Equipment)	400,947

Common Stocks – (continued)
Finland – (continued)
69,599	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$2,437,940
17,116	Sampo OYJ Class A (Insurance)	806,625
125,977	Stora Enso OYJ Class R (Materials)	1,298,225

		7,356,722

France – 7.9%
17,656	Accor SA (Consumer Services)	893,573
11,970	Airbus Group SE (Capital Goods)	779,694
36,243	AXA SA (Insurance)	918,827
39,515	BNP Paribas SA (Banks)(a)	2,397,879
14,125	Cap Gemini SA (Software & Services)	1,253,121
2,644	Carrefour SA (Food & Staples Retailing)	84,961
26,476	Casino Guichard Perrachon SA (Food & Staples Retailing)(a)(b)	2,009,595
2,983	Compagnie de Saint-Gobain (Capital Goods)	134,657
3,628	Edenred (Commercial & Professional Services)	89,643
7,578	Electricite de France SA (Utilities)	169,509
237,980	GDF Suez (Utilities)	4,430,796
2,079	Kering (Consumer Durables & Apparel)	371,699
8,563	Lafarge SA (Materials)	566,161
1,362	Legrand SA (Capital Goods)	76,656
2,690	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	472,930
33,981	Orange SA (Telecommunication Services)(a)	525,154
162,701	Rexel SA (Capital Goods)	2,625,446
47,721	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,721,037
7,358	Schneider Electric SE (Capital Goods)	509,461
32,066	Societe Generale SA (Banks)	1,504,659
2,283	Technip SA (Energy)	141,487
49,132	Total SA (Energy)(a)	2,409,972
3,484	Unibail-Rodamco SE (REIT)	884,953
81,945	Vivendi SA (Telecommunication Services)(a)	2,077,847

		30,049,717

Germany – 6.8%
22,142	Allianz SE (Registered) (Insurance)	3,453,070
9,792	Axel Springer SE (Media)	514,273
20,057	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,808,785
3,243	Beiersdorf AG (Household & Personal Products)	271,732
16,533	Celesio AG (Health Care Equipment & Services)	479,323
65,381	Daimler AG (Registered) (Automobiles & Components)(a)	5,955,924
22,525	Deutsche Annington Immobilien SE (Real Estate)	635,610

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
61,077	Deutsche Post AG (Registered) (Transportation)	$1,784,628
40,069	E.ON SE (Utilities)	534,299
7,947	Hugo Boss AG (Consumer Durables & Apparel)	888,444
15,082	K+S AG (Registered) (Materials)	635,975
7,466	MAN SE (Capital Goods)	769,190
2,865	Metro AG (Food & Staples Retailing)	90,553
51,835	SAP SE (Software & Services)	3,632,405
26,814	Siemens AG (Registered) (Capital Goods)(a)	2,712,811
5,419	Symrise AG (Materials)	336,548
1,907	Volkswagen AG (Automobiles & Components)	441,559

		25,945,129

Hong Kong – 3.1%
137,800	AIA Group Ltd. (Insurance)	901,027
88,500	BOC Hong Kong Holdings Ltd. (Banks)	368,342
56,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	434,695
95,408	Cheung Kong Property Holdings Ltd. (Real Estate)*	791,420
95,408	CK Hutchison Holdings Ltd. (Capital Goods)	1,402,687
59,000	Galaxy Entertainment Group Ltd. (Consumer Services)	234,759
112,000	Hang Lung Properties Ltd. (Real Estate)	332,855
822,701	Hong Kong & China Gas Co. Ltd. (Utilities)	1,723,851
49,500	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	1,744,111
27,000	Hysan Development Co. Ltd. (Real Estate)	116,923
214,000	Li & Fung Ltd. (Consumer Durables & Apparel)	169,653
88,000	MGM China Holdings Ltd. (Consumer Services)	143,692
53,000	MTR Corp. Ltd. (Transportation)	246,587
137,189	New World Development Co. Ltd. (Real Estate)	179,258
56,000	Power Assets Holdings Ltd. (Utilities)	510,574
155,600	Sands China Ltd. (Consumer Services)	522,941
155,261	Sino Land Co. Ltd. (Real Estate)	259,149
29,000	Sun Hung Kai Properties Ltd. (Real Estate)	469,301
58,200	Swire Properties Ltd. (Real Estate)	185,628
112,000	Wharf Holdings Ltd. (Real Estate)	744,301
141,200	Wynn Macau Ltd. (Consumer Services)	235,276

		11,717,030

Ireland – 0.1%
17,298	CRH PLC (Materials)	487,682

Common Stocks – (continued)
Israel – 0.3%
17,557	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	$1,037,619

Italy – 1.7%
135,530	Eni SpA (Energy)(a)	2,407,246
726,503	Intesa Sanpaolo SpA (Banks)	2,510,411
14,445	Saipem SpA (Energy)*	152,642
288,270	Snam SpA (Utilities)	1,371,884
76,721	UnipolSai SpA (Insurance)	190,066

		6,632,249

Japan – 22.3%
47,600	Advantest Corp. (Semiconductors & Semiconductor Equipment)	494,925
8,300	Aisin Seiki Co. Ltd. (Automobiles & Components)	352,910
360,000	Aozora Bank Ltd. (Banks)	1,358,285
148,000	Asahi Glass Co. Ltd. (Capital Goods)	888,523
41,000	Asahi Kasei Corp. (Materials)	336,306
66,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	950,198
64,000	Bridgestone Corp. (Automobiles & Components)	2,365,606
118,800	Canon, Inc. (Technology Hardware & Equipment)	3,853,679
29,900	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	589,769
2,000	Central Japan Railway Co. (Transportation)	360,909
12,100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	417,370
10,800	Daicel Corp. (Materials)	138,588
37,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	526,628
3,100	Daikin Industries Ltd. (Capital Goods)	222,854
12,900	Daito Trust Construction Co. Ltd. (Real Estate)	1,335,089
24,300	Daiwa House Industry Co. Ltd. (Real Estate)	566,140
29,700	Denso Corp. (Automobiles & Components)	1,477,667
8,500	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	569,879
16,100	Electric Power Development Co. Ltd. (Utilities)	568,747
3,900	FANUC Corp. (Capital Goods)	798,001
52,100	Fuji Heavy Industries Ltd. (Automobiles & Components)	1,915,758
16,000	Fukuoka Financial Group, Inc. (Banks)	82,930
5,200	Hamamatsu Photonics K.K. (Technology Hardware & Equipment)	153,333
7,400	Hikari Tsushin, Inc. (Retailing)	498,745
48,300	Hino Motors Ltd. (Capital Goods)	597,097

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,825	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	$261,484
10,000	Hitachi Construction Machinery Co., Ltd. (Capital Goods)	175,055
103,000	Hitachi Ltd. (Technology Hardware & Equipment)	678,518
58,600	Honda Motor Co. Ltd. (Automobiles & Components)	1,893,943
49,000	IHI Corp. (Capital Goods)	228,153
21,800	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	346,562
11,800	Isuzu Motors Ltd. (Automobiles & Components)	154,811
174,500	ITOCHU Corp. (Capital Goods)	2,304,659
20,500	J. Front Retailing Co. Ltd. (Retailing)	385,836
26,300	Japan Airlines Co. Ltd. (Transportation)	916,540
19,200	Japan Exchange Group, Inc. (Diversified Financials)	622,447
42,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,517,954
36,500	JFE Holdings, Inc. (Materials)	808,690
5,100	KDDI Corp. (Telecommunication Services)	123,073
30,000	Keio Corp. (Transportation)	214,585
4,000	Kikkoman Corp. (Food, Beverage & Tobacco)	124,894
141,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	480,160
91,800	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,264,469
43,600	Komatsu Ltd. (Capital Goods)	874,761
44,000	Kubota Corp. (Capital Goods)	697,681
28,100	Kuraray Co. Ltd. (Materials)	343,252
29,300	Kyushu Electric Power Co., Inc. (Utilities)*	339,702
29,000	Lawson, Inc. (Food & Staples Retailing)	1,984,505
21,600	LIXIL Group Corp. (Capital Goods)	428,450
9,800	M3, Inc. (Health Care Equipment & Services)	196,994
6,200	Makita Corp. (Capital Goods)	335,785
265,400	Marubeni Corp. (Capital Goods)	1,523,039
30,400	Marui Group Co. Ltd. (Retailing)	410,721
36,000	Mitsubishi Estate Co. Ltd. (Real Estate)	775,371
131,500	Mitsui & Co. Ltd. (Capital Goods)	1,786,576
17,000	Mitsui Fudosan Co. Ltd. (Real Estate)	475,709
1,472,200	Mizuho Financial Group, Inc. (Banks)	3,185,447
9,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,570,639
39,000	NEC Corp. (Technology Hardware & Equipment)	118,020
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	282,481
2,000	Nidec Corp. (Capital Goods)	149,676

Common Stocks – (continued)
Japan – (continued)
9,800	Nikon Corp. (Consumer Durables & Apparel)	$113,256
27,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	136,539
83,000	Nippon Express Co. Ltd. (Transportation)	407,814
29,500	Nippon Steel & Sumitomo Metal Corp. (Materials)	76,489
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	1,024,532
7,200	Nitto Denko Corp. (Materials)	591,281
88,900	Nomura Holdings, Inc. (Diversified Financials)	600,239
32,300	NSK Ltd. (Capital Goods)	498,041
162,000	NTT DoCoMo, Inc. (Telecommunication Services)	3,110,167
25,000	NTT Urban Development Corp. (Real Estate)	248,321
67,000	Odakyu Electric Railway Co. Ltd. (Transportation)	625,126
56,000	Oji Holdings Corp. (Materials)	243,366
2,800	Oracle Corp. Japan (Software & Services)	117,056
2,300	Oriental Land Co. Ltd. (Consumer Services)	146,715
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	108,335
55,400	Panasonic Corp. (Consumer Durables & Apparel)	758,770
12,900	Rakuten, Inc. (Retailing)	208,259
207,700	Resona Holdings, Inc. (Banks)	1,132,823
72,400	Ricoh Co. Ltd. (Technology Hardware & Equipment)	749,989
41,100	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,455,097
15,000	Sanrio Co. Ltd. (Retailing)	407,557
59,200	SBI Holdings, Inc. (Diversified Financials)	813,848
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	172,594
38,300	Seiko Epson Corp. (Technology Hardware & Equipment)	678,692
136,800	Seven Bank Ltd. (Banks)	633,276
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	582,903
8,400	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	325,527
36,200	Shiseido Co. Ltd. (Household & Personal Products)	821,063
29,800	Showa Shell Sekiyu KK (Energy)	260,379
8,600	SoftBank Corp. (Telecommunication Services)	506,566
7,600	Sony Corp. (Consumer Durables & Apparel)*	215,816
51,000	Sumitomo Chemical Co. Ltd. (Materials)	306,429

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
129,600	Sumitomo Corp. (Capital Goods)	$1,508,469
67,000	Sumitomo Metal Mining Co. Ltd. (Materials)	1,019,001
73,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,289,969
281,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,285,463
7,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	245,329
3,400	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)	135,357
12,700	Sysmex Corp. (Health Care Equipment & Services)	756,380
15,600	Terumo Corp. (Health Care Equipment & Services)	374,091
8,500	The Kansai Electric Power Co., Inc. (Utilities)*	94,100
55,300	Tohoku Electric Power Co., Inc. (Utilities)	748,734
115,000	Tokyo Gas Co. Ltd. (Utilities)	610,498
33,000	Tokyu Corp. (Transportation)	220,857
77,900	Tokyu Fudosan Holdings Corp. (Real Estate)	600,384
21,000	Toshiba Corp. (Capital Goods)	72,015
20,000	TOTO Ltd. (Capital Goods)	360,478
4,200	Toyoda Gosei Co. Ltd. (Automobiles & Components)	101,238
23,800	Toyota Motor Corp. (Automobiles & Components)	1,592,631
30,300	Trend Micro, Inc. (Software & Services)	1,036,463
75,200	USS Co. Ltd. (Retailing)	1,356,240
7,800	West Japan Railway Co. (Transportation)	499,037
114,300	Yahoo Japan Corp. (Software & Services)	461,320
17,700	Yamaha Motor Co. Ltd. (Automobiles & Components)	386,739
13,300	Yamato Holdings Co. Ltd. (Transportation)	257,164

		84,489,400

Luxembourg – 1.0%
35,078	ArcelorMittal (Materials)	340,664
16,699	RTL Group SA (Media)	1,509,590
55,346	SES SA FDR (Media)	1,860,622

		3,710,876

Netherlands – 2.7%
88,430	Delta Lloyd NV (Insurance)	1,451,681
16,838	Koninklijke DSM NV (Materials)	977,618
42,145	Koninklijke Philips NV (Capital Goods)	1,075,645
3,755	Koninklijke Vopak NV (Energy)	189,918
140,485	Royal Dutch Shell PLC Class A (Energy)(a)	3,994,549

Common Stocks – (continued)
Netherlands – (continued)
91,973	Royal Dutch Shell PLC Class B (Energy)	$2,618,520

		10,307,931

New Zealand – 0.2%
321,599	Spark New Zealand Ltd. (Telecommunication Services)	608,714

Norway – 0.6%
307,319	Orkla ASA (Food, Beverage & Tobacco)	2,411,258

Portugal – 0.2%
210,258	EDP – Energias de Portugal SA (Utilities)	801,082

Singapore – 1.3%
254,000	Genting Singapore PLC (Consumer Services)	168,642
787,000	Global Logistic Properties Ltd. (Real Estate)	1,477,411
69,000	Keppel Corp. Ltd. (Capital Goods)	420,564
107,300	Sembcorp Marine Ltd. (Capital Goods)	226,063
22,900	Singapore Exchange Ltd. (Diversified Financials)	133,029
211,000	Singapore Press Holdings Ltd. (Media)	638,845
246,000	Singapore Technologies Engineering Ltd. (Capital Goods)	602,309
93,000	StarHub Ltd. (Telecommunication Services)	272,627
55,000	United Overseas Bank Ltd. (Banks)	940,994

		4,880,484

Spain – 4.3%
58,551	Abertis Infraestructuras SA (Transportation)	961,532
8,276	ACS Actividades de Construccion y Servicios SA (Capital Goods)	266,950
722,852	Banco Santander SA (Banks)	5,084,555
30,811	Bankinter SA (Banks)	228,523
18,335	Enagas SA (Utilities)	499,124
129,563	Ferrovial SA (Capital Goods)	2,814,943
30,367	Inditex SA (Retailing)	990,490
385,267	Telefonica SA (Telecommunication Services)(a)	5,488,281

		16,334,398

Sweden – 4.0%
44,713	Hennes & Mauritz AB Class B (Retailing)	1,720,947
49,766	Husqvarna AB Class B (Consumer Durables & Apparel)	374,870
352,747	Nordea Bank AB (Banks)	4,399,374
194,491	Sandvik AB (Capital Goods)	2,150,155
267,568	Skandinaviska Enskilda Banken AB Class A (Banks)	3,422,554
5,802	Svenska Handelsbanken AB Class A (Banks)	84,699

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
82,423	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	$858,447
223,407	TeliaSonera AB (Telecommunication Services)	1,316,702
60,297	Volvo AB Class B (Capital Goods)	748,739

		15,076,487

Switzerland – 9.2%
15,089	Cie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	1,226,402
75,252	Credit Suisse Group AG (Registered) (Diversified Financials)*	2,076,014
3,806	EMS-Chemie Holding AG (Registered) (Materials)	1,608,014
1,799	Geberit AG (Registered) (Capital Goods)	599,777
1,401	Givaudan SA (Registered) (Materials)*	2,425,560
1,812	Julius Baer Group Ltd. (Diversified Financials)*	101,678
3,263	Kuehne + Nagel International AG (Registered) (Transportation)	433,271
42,505	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)	3,066,763
62,883	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	6,185,201
23,534	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	6,598,734
1,061	SGS SA (Registered) (Commercial & Professional Services)	1,934,834
2,326	Sonova Holding AG (Registered) (Health Care Equipment & Services)	314,533
7,923	Syngenta AG (Registered) (Materials)	3,232,758
118,128	UBS Group AG (Registered) (Diversified Financials)*	2,506,260
8,691	Zurich Insurance Group AG (Insurance)*	2,645,798

		34,955,597

United Kingdom – 18.5%
50,232	Aberdeen Asset Management PLC (Diversified Financials)	318,623
10,906	Amec Foster Wheeler PLC (Energy)	140,068
85,432	Anglo American PLC (Materials)	1,234,188
10,818	ARM Holdings PLC ADR (Semiconductors & Semiconductor Equipment)	533,003
15,197	Ashtead Group PLC (Capital Goods)	261,917
16,601	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,050,682
6,362	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	405,323

Common Stocks – (continued)
United Kingdom – (continued)
617,069	Aviva PLC (Insurance)	$4,779,436
190,866	BAE Systems PLC (Capital Goods)	1,352,367
531,847	Barclays PLC (Banks)	2,179,854
56,891	BG Group PLC (Energy)	947,509
96,322	BP PLC ADR (Energy)(a)	3,849,027
83,199	British American Tobacco PLC (Food, Beverage & Tobacco)	4,479,643
108,358	Centrica PLC (Utilities)	449,630
218,452	Cobham PLC (Capital Goods)	902,208
40,860	Compass Group PLC (Consumer Services)	675,790
52,313	Diageo PLC (Food, Beverage & Tobacco)	1,514,973
178,097	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	7,417,740
1,096,053	HSBC Holdings PLC (Banks)(a)	9,814,512
39,333	ICAP PLC (Diversified Financials)	327,171
170,300	Intu Properties PLC (REIT)	822,661
423,164	J Sainsbury PLC (Food & Staples Retailing)	1,761,517
89,636	Melrose Industries PLC (Capital Goods)	348,391
59,834	Pearson PLC (Media)	1,132,925
93,927	Persimmon PLC (Consumer Durables & Apparel)*	2,914,176
8,038	Rio Tinto Ltd. (Materials)	332,506
32,325	Rio Tinto PLC (Materials)	1,329,624
45,352	Royal Mail PLC (Transportation)	366,647
20,947	Sky PLC (Media)	341,177
41,817	SSE PLC (Utilities)	1,008,877
126,911	Standard Chartered PLC (Banks)	2,032,405
101,080	Standard Life PLC (Insurance)	704,835
62,484	Tate & Lyle PLC (Food, Beverage & Tobacco)	510,035
121,203	Unilever NV CVA (Food, Beverage & Tobacco)(a)	5,067,394
21,032	Unilever PLC ADR (Household & Personal Products)	903,535
147,878	Vodafone Group PLC ADR (Telecommunication Services)(a)(b)	5,390,153
140,007	William Hill PLC (Consumer Services)	886,863
617,552	WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,753,092

		70,240,477

TOTAL COMMON STOCKS
(Cost $402,811,478)		$365,721,050

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Rate	Value
Preferred Stocks – 0.6%
Germany – 0.6%
8,468	Porsche Automobil Holding SE (Automobiles & Components)	2.010%	$713,993
6,480	Volkswagen AG (Automobiles & Components)	4.860	1,503,870

TOTAL PREFERRED STOCKS
(Cost $2,535,074)			$2,217,863

TOTAL INVESTMENTS – 96.9%
(Cost $405,346,552)			$367,938,913

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%			11,597,449

NET ASSETS – 100.0%			$379,536,362

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Month	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	152	September 2015	$5,822,549	$885
FTSE 100 Index	27	September 2015	2,754,998	(65,226)
TSE TOPIX Index	20	September 2015	2,664,542	(33,251)
TOTAL				$(97,592)

WRITTEN OPTIONS CONTRACTS — At June 30, 2015, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate		Expiration Month	Value
EURO STOXX 50 Index	1,940	EUR	3,550	September 2015	$(2,433,160)
FTSE 100 Index	330	GBP	6,900	September 2015	(189,257)
Nikkei-225 Stock Average	236	JPY	21,000	September 2015	(684,561)
TOTAL (Premiums Received $4,019,336)	2,506				$(3,306,978)

For the six months ended June 30, 2015, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2014	2,787	$4,484,952
Contracts written	5,117	6,892,146
Contracts expired	(2,364)	(1,804,081)
Contracts bought to close	(3,034)	(5,553,681)
Contracts Outstanding June 30, 2015	2,506	$4,019,336

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 98.7%
Automobiles & Components – 1.3%
53,199	BorgWarner, Inc.	$3,023,831
173,801	Cooper Tire & Rubber Co.	5,879,688
172,548	Ford Motor Co.	2,589,946
16,019	General Motors Co.	533,913
47,826	Gentex Corp.	785,303
8,138	Lear Corp.	913,572

		13,726,253

Banks – 5.5%
939,643	Bank of America Corp.	15,992,724
40,549	Central Pacific Financial Corp.	963,039
12,030	Citigroup, Inc.	664,537
9,800	Hilltop Holdings, Inc.*	236,082
257,153	JPMorgan Chase & Co.	17,424,687
5,887	PacWest Bancorp	275,276
16,183	SunTrust Banks, Inc.	696,193
67,338	The PNC Financial Services Group, Inc.	6,440,880
16,257	Trustmark Corp.	406,100
15,761	U.S. Bancorp	684,027
245,185	Wells Fargo & Co.	13,789,204

		57,572,749

Capital Goods – 6.6%
26,316	Comfort Systems USA, Inc.	603,952
39,516	Danaher Corp.	3,382,175
24,365	DigitalGlobe, Inc.*	677,103
618,880	General Electric Co.	16,443,642
47,989	HD Supply Holdings, Inc.*	1,688,253
9,481	Honeywell International, Inc.	966,778
3,718	Hyster-Yale Materials Handling, Inc.	257,583
73,340	Illinois Tool Works, Inc.	6,731,879
12,139	John Bean Technologies Corp.	456,305
29,272	Lockheed Martin Corp.	5,441,665
6,819	MYR Group, Inc.*	211,116
31,608	Orbital ATK, Inc.	2,318,763
14,147	Pall Corp.	1,760,594
64,168	Raytheon Co.	6,139,594
37,020	Spirit AeroSystems Holdings, Inc. Class A*	2,040,172
9,368	TAL International Group, Inc.*(a)	296,029
23,061	Taser International, Inc.*(a)	768,162
56,217	The Boeing Co.	7,798,422
28,721	The Toro Co.	1,946,709
11,074	Trex Co., Inc.*	547,388
18,029	United Technologies Corp.	1,999,957
43,769	Wabash National Corp.*	548,863
21,794	WABCO Holdings, Inc.*	2,696,354
30,718	Watsco, Inc.	3,801,045

		69,522,503

Commercial & Professional Services – 1.1%
32,356	Cintas Corp.	2,736,994
27,528	Insperity, Inc.	1,401,175
26,043	Manpowergroup, Inc.	2,327,723
58,295	Steelcase, Inc. Class A	1,102,359

Common Stocks – (continued)
Commercial & Professional Services – (continued)
64,251	The ADT Corp.(a)	$2,156,906
21,111	Verisk Analytics, Inc.*	1,536,036
6,740	WageWorks, Inc.*	272,633

		11,533,826

Consumer Durables & Apparel – 3.8%
19,685	Columbia Sportswear Co.	1,190,155
118,578	Garmin Ltd.(a)	5,209,132
3,479	Harman International Industries, Inc.	413,792
33,386	Hasbro, Inc.	2,496,939
58,885	Mohawk Industries, Inc.*	11,241,146
91,578	Newell Rubbermaid, Inc.	3,764,772
81,639	NIKE, Inc. Class B	8,818,645
1,156	NVR, Inc.*	1,549,040
8,780	Universal Electronics, Inc.*	437,595
63,216	Vista Outdoor, Inc.*	2,838,398
8,170	Whirlpool Corp.	1,413,819

		39,373,433

Consumer Services – 2.5%
116,408	Bloomin’ Brands, Inc.	2,485,311
38,745	Boyd Gaming Corp.*	579,238
60,282	Carnival Corp.	2,977,328
5,850	Jack in the Box, Inc.	515,736
6,048	Marriott International, Inc. Class A	449,911
24,592	Papa John’s International, Inc.	1,859,401
30,690	Regis Corp.*	483,674
120,811	Royal Caribbean Cruises Ltd.	9,506,617
5,876	Six Flags Entertainment Corp.	263,539
167,089	Sonic Corp.	4,812,163
35,270	Starbucks Corp.	1,891,001
5,310	Wyndham Worldwide Corp.	434,942

		26,258,861

Diversified Financials – 3.9%
4,504	Affiliated Managers Group, Inc.*	984,574
12,435	Ameriprise Financial, Inc.	1,553,505
38,603	Berkshire Hathaway, Inc. Class B*	5,254,254
28,423	BGC Partners, Inc. Class A	248,701
85,620	Capital One Financial Corp.	7,531,991
25,587	CBOE Holdings, Inc.	1,464,088
137,041	E*TRADE Financial Corp.*	4,104,378
41,468	Investment Technology Group, Inc.	1,028,406
20,941	Morgan Stanley	812,301
6,481	MSCI, Inc.	398,906
163,531	TD Ameritrade Holding Corp.	6,021,212
43,809	The Bank of New York Mellon Corp.	1,838,664
26,508	The Charles Schwab Corp.	865,486
174,386	The NASDAQ OMX Group, Inc.	8,511,781

		40,618,247

Energy – 9.5%
25,709	Baker Hughes, Inc.	1,586,245
200,183	Cameron International Corp.*	10,483,584
4,789	Chevron Corp.	461,995
70,826	ConocoPhillips	4,349,425

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
17,957	CVR Energy, Inc.(a)	$675,901
81,860	Delek US Holdings, Inc.	3,014,085
7,713	EOG Resources, Inc.	675,273
64,013	Exxon Mobil Corp.	5,325,882
223,025	FMC Technologies, Inc.*	9,253,307
109,024	Green Plains, Inc.	3,003,611
42,986	Hess Corp.	2,874,904
201,060	HollyFrontier Corp.	8,583,251
229,933	Marathon Petroleum Corp.	12,027,795
115,622	Oceaneering International, Inc.	5,386,829
13,219	Par Petroleum Corp.*	247,460
149,767	Phillips 66	12,065,230
41,122	Superior Energy Services, Inc.	865,207
200,046	Valero Energy Corp.	12,522,880
20,542	Western Refining, Inc.	896,042
112,791	World Fuel Services Corp.	5,408,328

		99,707,234

Food & Staples Retailing – 3.0%
152,606	CVS Health Corp.	16,005,317
62,608	Safeway PDC LLC	33,298
21,914	Walgreens Boots Alliance, Inc.	1,850,418
194,773	Wal-Mart Stores, Inc.	13,815,249

		31,704,282

Food, Beverage & Tobacco – 3.3%
67,623	Altria Group, Inc.	3,307,441
169,886	Archer-Daniels-Midland Co.	8,191,903
12,770	Bunge Ltd.	1,121,206
99	Diamond Foods, Inc.*	3,107
4,908	General Mills, Inc.	273,474
26,785	Hormel Foods Corp.	1,509,870
29,998	Keurig Green Mountain, Inc.	2,298,747
13,685	Lancaster Colony Corp.	1,243,282
21,314	Mead Johnson Nutrition Co.	1,922,949
22,371	PepsiCo, Inc.	2,088,109
254,314	Pilgrim’s Pride Corp.(a)	5,841,592
54,013	Sanderson Farms, Inc.(a)	4,059,617
62,617	Tyson Foods, Inc. Class A	2,669,363

		34,530,660

Health Care Equipment & Services – 4.1%
93,269	Abbott Laboratories	4,577,643
9,683	Aetna, Inc.	1,234,195
7,871	AmerisourceBergen Corp.	837,002
11,187	Anthem, Inc.	1,836,234
12,250	Becton, Dickinson and Co.	1,735,212
179,530	Boston Scientific Corp.*	3,177,681
20,463	Cardinal Health, Inc.	1,711,730
26,749	Health Net, Inc.*	1,715,146
36,357	McKesson Corp.	8,173,417
128,246	Medtronic PLC	9,503,029
28,315	Meridian Bioscience, Inc.	527,792
49,709	NuVasive, Inc.*	2,355,212

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
27,414	NxStage Medical, Inc.*	$391,609
75,971	St. Jude Medical, Inc.	5,551,201

		43,327,103

Household & Personal Products – 1.0%
75,060	Kimberly-Clark Corp.	7,954,108
8,185	The Procter & Gamble Co.	640,395
13,155	USANA Health Sciences, Inc.*	1,797,762

		10,392,265

Insurance – 3.2%
24,523	Amtrust Financial Services, Inc.(a)	1,606,502
74,202	Aspen Insurance Holdings Ltd.	3,554,276
14,697	Assured Guaranty Ltd.	352,581
13,711	Endurance Specialty Holdings Ltd.(a)	900,813
13,727	Lincoln National Corp.	812,913
17,026	Marsh & McLennan Companies, Inc.	965,374
12,012	MetLife, Inc.	672,552
64,085	Prudential Financial, Inc.	5,608,719
95,026	Reinsurance Group of America, Inc.	9,015,116
84,924	The Travelers Companies, Inc.	8,208,754
10,305	Unum Group	368,404
4,433	Validus Holdings Ltd.	195,008
25,481	XL Group PLC	947,893

		33,208,905

Materials – 2.3%
27,311	Ball Corp.	1,915,866
23,744	Globe Specialty Metals, Inc.	420,269
91,444	LyondellBasell Industries NV Class A	9,466,283
10,426	Materion Corp.	367,516
14,360	Minerals Technologies, Inc.	978,347
34,486	Nucor Corp.	1,519,798
6,257	Packaging Corp. of America	391,000
60,894	PPG Industries, Inc.	6,985,760
53,584	RTI International Metals, Inc.*	1,688,968
16,553	Steel Dynamics, Inc.	342,895

		24,076,702

Media – 2.8%
290,057	Comcast Corp. Class A	17,438,161
21,474	DIRECTV*	1,992,573
14,898	Regal Entertainment Group Class A(a)	311,517
72,201	Sirius XM Holdings, Inc.*	269,310
23,422	The Walt Disney Co.	2,673,387
13,096	Time Warner Cable, Inc.	2,333,314
62,130	Viacom, Inc. Class B	4,016,083

		29,034,345

Pharmaceuticals, Biotechnology & Life Sciences – 12.2%
117,983	AbbVie, Inc.	7,927,278
29,542	Alexion Pharmaceuticals, Inc.*	5,340,279
15,723	Allergan PLC*	4,771,302
99,646	Amgen, Inc.	15,297,654
20,943	Biogen, Inc.*	8,459,715
106,168	Bristol-Myers Squibb Co.	7,064,419

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
48,696	Cambrex Corp.*	$2,139,702
13,570	Celgene Corp.*	1,570,524
94,336	Dyax Corp.*	2,499,904
49,131	Eli Lilly & Co.	4,101,947
160,101	Gilead Sciences, Inc.	18,744,625
21,192	Isis Pharmaceuticals, Inc.*	1,219,600
101,303	Johnson & Johnson	9,872,990
13,325	Mallinckrodt PLC*	1,568,619
239,071	Merck & Co., Inc.	13,610,312
584,903	Pfizer, Inc.	19,611,798
4,670	United Therapeutics Corp.*	812,346
28,865	Vertex Pharmaceuticals, Inc.*	3,564,250

		128,177,264

Real Estate – 2.2%
15,872	American Assets Trust, Inc. (REIT)	622,341
53,031	American Tower Corp. (REIT)	4,947,262
15,622	Apartment Investment & Management Co. Class A (REIT)	576,920
128,455	CBRE Group, Inc. Class A*	4,752,835
34,896	Crown Castle International Corp. (REIT)	2,802,149
13,450	Equity Residential (REIT)	943,787
28,074	Extra Space Storage, Inc. (REIT)	1,830,986
4,476	Gaming and Leisure Properties, Inc. (REIT)	164,090
24,101	Lamar Advertising Co. Class A (REIT)	1,385,326
6,845	Marcus & Millichap, Inc.*	315,828
21,406	Public Storage (REIT)	3,946,601
20,195	The Geo Group, Inc. (REIT)	689,902

		22,978,027

Retailing – 5.9%
4,593	Amazon.com, Inc.*	1,993,775
10,896	AutoZone, Inc.*	7,266,543
96,986	Bed Bath & Beyond, Inc.*	6,690,064
49,462	Dick’s Sporting Goods, Inc.	2,560,648
39,924	Dollar General Corp.	3,103,692
55,707	GameStop Corp. Class A(a)	2,393,173
82,772	Groupon, Inc.*	416,343
178,063	Liberty Interactive Corp QVC Group Series A*	4,941,248
25,315	Liberty Ventures Series A*	994,120
154,938	Lowe’s Companies, Inc.	10,376,198
37,334	O’Reilly Automotive, Inc.*	8,436,737
34,481	Target Corp.	2,814,684
52,351	The Cato Corp. Class A	2,029,125
28,743	The Gap, Inc.	1,097,120
5,544	The Priceline Group, Inc.*	6,383,195

		61,496,665

Semiconductors & Semiconductor Equipment – 3.1%
18,548	Advanced Energy Industries, Inc.*	509,885
181,233	Broadcom Corp. Class A	9,331,687
360,550	Intel Corp.	10,966,128

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
44,609	Lam Research Corp.	$3,628,942
24,006	Microsemi Corp.*	839,010
48,994	SunPower Corp.*(a)	1,391,920
63,128	Texas Instruments, Inc.	3,251,723
68,489	Xilinx, Inc.	3,024,474

		32,943,769

Software & Services – 10.5%
89,702	Activision Blizzard, Inc.	2,171,685
11,165	Adobe Systems, Inc.*	904,477
31,238	Amdocs Ltd.	1,705,282
25,773	Aspen Technology, Inc.*	1,173,960
147,697	Automatic Data Processing, Inc.	11,849,730
251,706	CA, Inc.	7,372,469
6,244	Cimpress NV*	525,495
9,155	Constant Contact, Inc.*	263,298
48,903	eBay, Inc.*	2,945,917
50,031	Electronic Arts, Inc.*	3,327,061
10,769	Google, Inc. Class A*	5,815,691
10,249	Google, Inc. Class C*	5,334,707
7,365	IAC/InterActiveCorp	586,696
96,186	Intuit, Inc.	9,692,663
92,280	Mastercard, Inc. Class A	8,626,334
36,897	Mentor Graphics Corp.	975,188
421,098	Microsoft Corp.	18,591,477
315,985	Oracle Corp.	12,734,195
64,089	Progress Software Corp.*	1,762,448
10,026	Shutterstock, Inc.*(a)	587,925
121,766	Symantec Corp.	2,831,060
89,564	Take-Two Interactive Software, Inc.*	2,469,279
12,293	VeriSign, Inc.*(a)	758,724
11,116	VMware, Inc. Class A*	953,086
170,320	Xerox Corp.	1,812,205
49,312	Zillow Group, Inc. Class A*(a)	4,277,323

		110,048,375

Technology Hardware & Equipment – 6.8%
273,719	Apple, Inc.	34,331,206
34,926	Benchmark Electronics, Inc.*	760,688
603,182	Cisco Systems, Inc.	16,563,378
7,091	Coherent, Inc.*	450,137
155,114	Corning, Inc.	3,060,399
24,038	EchoStar Corp. Class A*	1,170,170
188,426	EMC Corp.	4,972,562
27,900	Flextronics International Ltd.*	315,549
9,425	Harris Corp.	724,877
60,841	Hewlett-Packard Co.	1,825,838
101,451	Juniper Networks, Inc.	2,634,683
25,521	Lexmark International, Inc. Class A	1,128,041
3,560	OSI Systems, Inc.*	252,012
65,016	QLogic Corp.*	922,578
24,471	Western Digital Corp.	1,919,016

		71,031,134

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – 0.1%
13,829	AT&T, Inc.	$491,175
11,270	Verizon Communications, Inc.	525,295

		1,016,470

Transportation – 2.5%
51,378	Alaska Air Group, Inc.	3,310,284
14,103	Allegiant Travel Co.	2,508,642
154,374	American Airlines Group, Inc.	6,164,926
11,928	ArcBest Corp.	379,310
26,055	Atlas Air Worldwide Holdings, Inc.*	1,431,983
15,629	CSX Corp.	510,287
28,966	Delta Air Lines, Inc.	1,189,923
13,748	FedEx Corp.	2,342,659
51,198	Hertz Global Holdings, Inc.*	927,708
5,745	Saia, Inc.*	225,721
63,265	Southwest Airlines Co.	2,093,439
30,565	Spirit Airlines, Inc.*	1,898,086
19,226	Union Pacific Corp.	1,833,584
16,477	United Parcel Service, Inc. Class B	1,596,786

		26,413,338

Utilities – 1.5%
83,007	AES Corp.	1,100,673
9,873	American Water Works Co., Inc.	480,124
113,422	Edison International	6,303,995
52,972	Entergy Corp.	3,734,526
136,313	Exelon Corp.	4,282,954

		15,902,272

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $816,141,002)		$1,034,594,682

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 2.6%
Goldman Sachs Financial Square Money Market Fund – FST Shares
27,263,000	0.090%	$27,263,000
(Cost $27,263,000)

TOTAL INVESTMENTS – 101.3%
(Cost $843,404,002)		$1,061,857,682

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(13,393,549)

NET ASSETS – 100.0%		$1,048,464,133

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 96.4%
Australia – 3.6%
62,439	AMP Ltd. (Insurance)	$289,736
32,448	Australia & New Zealand Banking Group Ltd. (Banks)	805,267
148,754	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	171,877
7,611	BHP Billiton Ltd. (Materials)	155,255
3,537	Blackmores Ltd. (Household & Personal Products)	205,190
9,439	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	66,582
338,605	CSR Ltd. (Materials)	949,797
16,654	Macquarie Group Ltd. (Diversified Financials)	1,043,463
10,479	Magellan Financial Group Ltd. (Diversified Financials)	140,313
134,763	Newcrest Mining Ltd. (Materials)*	1,356,947
62,025	nib holdings Ltd. (Insurance)	160,524
27,237	Northern Star Resources Ltd. (Materials)	46,662
120,547	Nufarm Ltd. (Materials)	671,517
868,744	Qantas Airways Ltd. (Transportation)*	2,111,034
38,948	Ramsay Health Care Ltd. (Health Care Equipment & Services)	1,844,885
22,374	Sonic Healthcare Ltd. (Health Care Equipment & Services)	368,425
50,939	Technology One Ltd. (Software & Services)	143,109
387,712	Telstra Corp. Ltd. (Telecommunication Services)	1,834,866
29,170	Thorn Group Ltd. (Retailing)	59,111
94,973	Woodside Petroleum Ltd. (Energy)	2,506,022

		14,930,582

Austria – 0.6%
49,309	ams AG (Semiconductors & Semiconductor Equipment)	2,156,564
8,273	Austria Technologie & Systemtechnik AG (Technology Hardware & Equipment)	119,809

		2,276,373

Belgium – 1.1%
6,916	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	832,275
18	Banque Nationale de Belgique (Diversified Financials)	61,747
28,206	KBC Groep NV (Banks)	1,890,879
6,416	Melexis NV (Semiconductors & Semiconductor Equipment)	372,902
9,842	Solvay SA (Materials)	1,355,887

		4,513,690

Bermuda – 0.0%
13,862	Hiscox Ltd. (Insurance)	182,814

Common Stocks – (continued)
China – 0.1%
64,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	$360,916
150,000	FIH Mobile Ltd. (Technology Hardware & Equipment)	90,756

		451,672

Denmark – 1.3%
1,282	A.P. Moeller – Maersk A/S Class A (Transportation)	2,248,378
9,877	GN Store Nord A/S (Health Care Equipment & Services)	203,824
5,510	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	302,361
55,640	Vestas Wind Systems A/S (Capital Goods)	2,773,293

		5,527,856

Finland – 0.8%
75,406	Neste OYJ (Energy)	1,923,610
87,694	UPM-Kymmene OYJ (Materials)	1,551,825

		3,475,435

France – 10.7%
43,121	Airbus Group SE (Capital Goods)	2,808,788
40,355	AXA SA (Insurance)	1,023,074
23,761	BNP Paribas SA (Banks)	1,441,883
1,636	Cap Gemini SA (Software & Services)	145,140
985	Compagnie de Saint-Gobain (Capital Goods)	44,464
24,525	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	2,580,616
134,669	Credit Agricole SA (Banks)	2,010,603
58,130	Eutelsat Communications SA (Media)	1,877,787
15,343	Faurecia (Automobiles & Components)	634,297
10,418	Gecina SA (REIT)	1,285,171
16,336	IPSOS (Media)(a)	422,250
27,595	Klepierre (REIT)	1,216,649
54,053	Legrand SA (Capital Goods)	3,042,206
20,608	L’Oreal SA (Household & Personal Products)	3,687,205
39,915	Metropole Television SA (Media)	777,351
256,592	Natixis SA (Banks)	1,851,914
10,145	Orange SA (Telecommunication Services)	156,784
33,388	Plastic Omnium SA (Automobiles & Components)	854,135
31,345	Renault SA (Automobiles & Components)	3,286,443
34,456	Safran SA (Capital Goods)	2,341,609
51,527	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	5,097,564
5,699	Schneider Electric SE (Capital Goods)	394,593
37,196	Technip SA (Energy)	2,305,191
6,163	Total SA (Energy)	302,301

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
17,488	Valeo SA (Automobiles & Components)	$2,766,306
34,300	Vinci SA (Capital Goods)	1,990,694

		44,345,018

Germany – 8.3%
29,534	Allianz SE (Registered) (Insurance)	4,605,860
15,296	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,142,054
12,606	Continental AG (Automobiles & Components)	2,984,816
5,878	CTS Eventim AG & Co. KGaA (Media)	214,319
594	Daimler AG (Registered) (Automobiles & Components)	54,111
100,593	Deutsche Bank AG (Registered) (Diversified Financials)	3,024,501
50,723	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	2,742,837
732	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)	60,796
22,764	Drillisch AG (Telecommunication Services)	1,014,023
5,050	Elmos Semiconductor AG (Semiconductors & Semiconductor Equipment)	104,808
47,591	Freenet AG (Telecommunication Services)	1,603,043
20,046	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	1,659,535
52,655	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	3,380,790
24,591	Hannover Rueck SE (Insurance)	2,380,082
5,744	Henkel AG & Co. KGaA (Household & Personal Products)	547,724
12,759	Hochtief AG (Capital Goods)	989,079
72,297	K+S AG (Registered) (Materials)	3,048,607
1,971	KUKA AG (Capital Goods)	164,173
4,970	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	495,461
4,248	Nemetschek AG (Software & Services)	136,718
24,382	Nordex SE (Capital Goods)*	584,165
13,085	ProSiebenSat.1 Media AG (Registered) (Media)	646,322
2,048	STRATEC Biomedical AG (Health Care Equipment & Services)	112,802
13,751	Symrise AG (Materials)	854,008
8,620	United Internet AG (Registered) (Software & Services)	383,116
949	XING AG (Software & Services)	155,586

		34,089,336

Hong Kong – 3.6%
260,600	AIA Group Ltd. (Insurance)	1,703,974
81,500	BOC Hong Kong Holdings Ltd. (Banks)	339,207

Common Stocks – (continued)
Hong Kong – (continued)
57,000	Cathay Pacific Airways Ltd. (Transportation)	$140,044
115,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	892,677
116,964	Cheung Kong Property Holdings Ltd. (Real Estate)*	970,230
852,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	374,014
116,964	CK Hutchison Holdings Ltd. (Capital Goods)	1,719,602
27,000	CLP Holdings Ltd. (Utilities)	229,474
15,600	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	135,100
198,000	Giordano International Ltd. (Retailing)	107,026
62,000	Hang Lung Group Ltd. (Real Estate)	272,893
78,000	Hang Lung Properties Ltd. (Real Estate)	231,810
16,100	Hang Seng Bank Ltd. (Banks)	314,449
552,970	Hong Kong & China Gas Co. Ltd. (Utilities)	1,158,669
5,600	Jardine Matheson Holdings Ltd. (Capital Goods)	317,477
24,100	Jardine Strategic Holdings Ltd. (Capital Goods)	729,077
84,000	NWS Holdings Ltd. (Capital Goods)	121,426
50,500	Power Assets Holdings Ltd. (Utilities)	460,429
65,000	Road King Infrastructure Ltd. (Real Estate)	62,116
760,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	681,838
164,000	Sun Hung Kai Properties Ltd. (Real Estate)	2,653,976
35,000	Swire Pacific Ltd. Class A (Real Estate)	439,494
33,500	The Hongkong & Shanghai Hotels Ltd. (Consumer Services)	46,463
32,000	Wheelock & Co. Ltd. (Real Estate)	163,285
191,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	640,550

		14,905,300

Ireland – 0.5%
24,922	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,002,472
41,047	Total Produce PLC (Food & Staples Retailing)	55,417

		2,057,889

Israel – 0.0%
6,854	Mizrahi Tefahot Bank Ltd. (Banks)	84,943

Italy – 2.3%
6,149	ASTM SpA (Transportation)	80,963
4,784	Azimut Holding SpA (Diversified Financials)	140,036
625,808	Banca Popolare di Milano Scarl (Banks)	659,996
11,570	DiaSorin SpA (Health Care Equipment & Services)	528,534
259,556	Enel SpA (Utilities)	1,176,385

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
9,562	Eni SpA (Energy)	$169,837
1,626	Exor SpA (Diversified Financials)	77,674
891,918	Intesa Sanpaolo SpA (Banks)	3,125,810
157,321	Iren SpA (Utilities)	215,372
131,653	Mediaset SpA (Media)	633,806
179,005	Mediobanca SpA (Diversified Financials)	1,755,083
3,444	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	72,233
135,322	UniCredit SpA (Banks)	909,483

		9,545,212

Japan – 25.2%
2,800	Aisin Seiki Co. Ltd. (Automobiles & Components)	119,054
92,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	1,989,524
70,900	Alfresa Holdings Corp. (Health Care Equipment & Services)	1,103,285
23,800	Alpine Electronics, Inc. (Consumer Durables & Apparel)	458,413
21,000	Amada Holdings Co. Ltd. (Capital Goods)	221,657
3,500	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	111,154
11,400	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	124,922
187,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,672,520
66,900	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	1,292,813
32,000	Calbee, Inc. (Food, Beverage & Tobacco)	1,348,097
3,800	Central Japan Railway Co. (Transportation)	685,727
33,300	Chubu Electric Power Co., Inc. (Utilities)	496,308
1,100	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	149,260
28,000	Daihen Corp. (Capital Goods)	142,889
157,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,916,233
3,740	Daito Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	83,329
105,500	Daiwa House Industry Co. Ltd. (Real Estate)	2,457,934
41,000	Daiwa Securities Group, Inc. (Diversified Financials)	306,709
18,400	DCM Holdings Co. Ltd. (Retailing)	180,169
10,900	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	191,039
4,000	Electric Power Development Co. Ltd. (Utilities)	141,304

Common Stocks – (continued)
Japan – (continued)
83,200	Fuji Heavy Industries Ltd. (Automobiles & Components)	$3,059,329
71,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	2,558,831
270,000	Fujitsu Ltd. (Software & Services)	1,508,584
18,000	Fukuyama Transporting Co. Ltd. (Transportation)(a)	99,776
12,500	Heiwa Real Estate Co. Ltd. (Real Estate)	171,368
2,800	HIS Co. Ltd. (Consumer Services)	95,360
13,000	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	504,665
24,600	Hitachi Chemical Co. Ltd. (Materials)	443,071
68,000	Hitachi Ltd. (Technology Hardware & Equipment)	447,953
7,000	Hokuriku Electric Power Co. (Utilities)	104,270
21,800	Hoya Corp. (Health Care Equipment & Services)	873,084
86,400	Ibiden Co. Ltd. (Technology Hardware & Equipment)	1,461,146
252,400	ITOCHU Corp. (Capital Goods)	3,333,501
17,200	J. Front Retailing Co. Ltd. (Retailing)	323,726
61,900	Japan Airlines Co. Ltd. (Transportation)	2,157,179
59,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	1,603,921
167,500	Japan Display, Inc. (Technology Hardware & Equipment)*	632,244
10,200	JTEKT Corp. (Capital Goods)	192,886
627,000	JX Holdings, Inc. (Energy)	2,703,218
30,200	Kao Corp. (Household & Personal Products)	1,404,511
165,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	389,259
99,300	KDDI Corp. (Telecommunication Services)	2,396,303
7,000	Kinden Corp. (Capital Goods)	92,564
7,600	Koa Corp. (Technology Hardware & Equipment)	81,680
36,900	Konami Corp. (Software & Services)	685,897
21,900	Konica Minolta, Inc. (Technology Hardware & Equipment)	255,248
3,480	Kyoritsu Maintenance Co. Ltd. (Consumer Services)(a)	223,689
246,000	Mitsubishi Electric Corp. (Capital Goods)	3,176,525
467,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	2,614,851
33,100	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	495,899
520,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,747,598
42,300	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	231,316
228,400	Mitsui & Co. Ltd. (Capital Goods)	3,103,072

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,748,600	Mizuho Financial Group, Inc. (Banks)	$3,783,503
95,300	MS&AD Insurance Group Holdings, Inc. (Insurance)	2,966,527
6,500	NET One Systems Co. Ltd. (Software & Services)	45,631
35,700	Nexon Co. Ltd. (Software & Services)	491,500
449,000	Nippon Express Co. Ltd. (Transportation)	2,206,128
67,000	Nippon Steel & Sumitomo Metal Corp. (Materials)	173,721
53,200	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	1,926,678
64,600	Nomura Holdings, Inc. (Diversified Financials)	436,169
2,500	NS Solutions Corp. (Software & Services)	82,665
22,500	NTT Data Corp. (Software & Services)	982,590
7,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	238,974
18,600	Panasonic Corp. (Consumer Durables & Apparel)	254,750
8,300	Parco Co. Ltd. (Retailing)	82,218
6,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	113,491
26,000	Sankyu, Inc. (Transportation)	141,983
43,300	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	612,640
47,300	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	618,462
100,600	Seiko Epson Corp. (Technology Hardware & Equipment)	1,782,675
19,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	233,245
28,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,240,551
57,200	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,216,685
17,000	SKY Perfect JSAT Holdings, Inc. (Media)	91,231
12,100	SoftBank Corp. (Telecommunication Services)	712,726
86,200	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	3,156,319
12,400	Sony Financial Holdings, Inc. (Insurance)	217,109
43,500	Sumitomo Corp. (Capital Goods)	506,315
146,300	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,612,270
39,400	Sumitomo Electric Industries Ltd. (Automobiles & Components)	609,808
15,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	87,365

Common Stocks – (continued)
Japan – (continued)
83,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	$3,730,709
202,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	924,070
53,700	T&D Holdings, Inc. (Insurance)	800,534
22,700	The Chugoku Electric Power Co., Inc. (Utilities)	331,135
28,200	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	553,778
17,600	Tohoku Electric Power Co., Inc. (Utilities)	238,295
80,100	Tokio Marine Holdings, Inc. (Insurance)	3,331,287
9,000	Tokyo Tatemono Co. Ltd. (Real Estate)	124,917
26,800	Toyota Motor Corp. (Automobiles & Components)	1,793,383
51,600	Unicharm Corp. (Household & Personal Products)	1,225,734
2,900	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	10,520
43,400	West Japan Railway Co. (Transportation)	2,776,694
301,300	Yamada Denki Co. Ltd. (Retailing)(a)	1,205,285
33,700	Yamaha Motor Co. Ltd. (Automobiles & Components)	736,334
5,200	Yusen Logistics Co. Ltd. (Transportation)	60,358

		103,831,826

Liechtenstein – 0.0%
561	VP Bank AG (Diversified Financials)	49,053

Luxembourg – 0.2%
14,441	Aperam (Materials)*	584,644
1,603	RTL Group SA (Media)	145,719
1,669	Sword Group (Software & Services)	36,283

		766,646

Netherlands – 3.4%
21,874	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	608,728
160	Boskalis Westminster NV (Capital Goods)	7,854
15,683	Euronext NV (Diversified Financials)(b)	618,124
9,131	Heineken Holding NV (Food, Beverage & Tobacco)	639,987
127,308	ING Groep NV CVA (Banks)(c)	2,113,998
5,173	KAS Bank NV CVA (Diversified Financials)	62,356
57,526	Koninklijke Ahold NV (Food & Staples Retailing)	1,079,916
19,251	Koninklijke Vopak NV (Energy)	973,663
197,641	Royal Dutch Shell PLC Class A (Energy)	5,620,706
72,532	Royal Dutch Shell PLC Class B (Energy)	2,065,024

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Netherlands – (continued)
2,327	Sligro Food Group NV (Food & Staples Retailing)	$83,886

		13,874,242

New Zealand – 0.0%
29,579	Z Energy Ltd. (Energy)	117,321

Norway – 2.6%
168,953	DNB ASA (Banks)	2,813,679
47,005	Gjensidige Forsikring ASA (Insurance)	756,864
11,298	Kongsberg Gruppen ASA (Capital Goods)	210,732
336,395	Orkla ASA (Food, Beverage & Tobacco)	2,639,391
11,954	Selvaag Bolig ASA (Real Estate)	38,953
39,307	Statoil ASA (Energy)	702,928
32,564	Telenor ASA (Telecommunication Services)	713,961
6,293	Veidekke ASA (Capital Goods)	70,165
55,322	Yara International ASA (Materials)	2,882,726

		10,829,399

Portugal – 0.3%
21,279	Altri SGPS SA (Materials)	77,503
98,552	CTT-Correios de Portugal SA (Transportation)	1,017,244

		1,094,747

Singapore – 0.5%
56,504	DBS Group Holdings Ltd. (Banks)	866,978
4,200	Great Eastern Holdings Ltd. (Insurance)	76,500
5,900	Jardine Cycle & Carriage Ltd. (Retailing)	144,847
120,000	Singapore Telecommunications Ltd. (Telecommunication Services)	374,486
4,000	United Overseas Bank Ltd. (Banks)	68,436
69,000	UOL Group Ltd. (Real Estate)	354,161

		1,885,408

South Africa – 0.7%
23,392	Investec PLC (Diversified Financials)	210,177
118,136	Mondi PLC (Materials)	2,543,382

		2,753,559

Spain – 4.2%
2,482	ACS Actividades de Construccion y Servicios SA (Capital Goods)	80,059
79,785	Amadeus IT Holding SA Class A (Software & Services)	3,185,035
70,257	Banco Bilbao Vizcaya Argentaria SA (Banks)	692,310
762,846	Banco Santander SA (Banks)	5,365,874
7,739	Bankinter SA (Banks)	57,399
39,194	Ence Energia y Celulosa SA (Materials)(a)	134,000
50,779	Endesa SA (Utilities)	972,503
72,980	Ferrovial SA (Capital Goods)	1,585,595

Common Stocks – (continued)
Spain – (continued)
162,235	Gamesa Corp. Tecnologica SA (Capital Goods)*	$2,562,942
4,581	Gas Natural SDG SA (Utilities)	104,022
8,913	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	359,924
93,447	Iberdrola SA (Utilities)	630,912
60,749	Mediaset Espana Comunicacion SA (Media)	797,556
2,490	Miquel y Costas & Miquel SA (Materials)	87,249
37,356	Papeles y Cartones de Europa SA (Materials)	212,415
15,840	Repsol SA (Energy)	279,190
2,879	Viscofan SA (Food, Beverage & Tobacco)	174,163

		17,281,148

Sweden – 1.7%
18,352	Axfood AB (Food & Staples Retailing)	292,970
3,659	BillerudKorsnas AB (Materials)	57,488
87,237	Boliden AB (Materials)	1,590,391
22,658	Dustin Group AB (Retailing)*(b)	154,427
46,798	Electrolux ABSeries B (Consumer Durables & Apparel)	1,466,328
4,019	Hennes & Mauritz AB Class B (Retailing)	154,686
22,705	Husqvarna AB Class B (Consumer Durables & Apparel)	171,029
216,928	Nordea Bank AB (Banks)	2,705,473
12,034	SKF AB Class B (Capital Goods)	274,592
2,133	Svenska Cellulosa AB SCA Class A (Household & Personal Products)	54,387
6,298	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	124,797

		7,046,568

Switzerland – 7.8%
21,297	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,118,977
1,906	Autoneum Holding AG (Automobiles & Components)*	376,823
3,776	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	474,172
24	Chocoladefabriken Lindt & Sprungli AG (Registered) (Food, Beverage & Tobacco)	1,502,172
636	Conzzeta AG (Registered) (Capital Goods)	434,680
139,620	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,851,766
3,524	EMS-Chemie Holding AG (Registered) (Materials)	1,488,870
314	Flughafen Zuerich AG (Registered) (Transportation)	243,069

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
428	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	$509,097
5,981	Geberit AG (Registered) (Capital Goods)	1,994,034
615	Georg Fischer AG (Registered) (Capital Goods)	422,788
16,010	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	2,139,980
15	Metall Zug AG (Registered) Class B (Consumer Durables & Apparel)	40,897
9,857	Nestle SA (Registered) (Food, Beverage & Tobacco)	711,189
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,379,801
75,899	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	929,220
3,378	Partners Group Holding AG (Diversified Financials)	1,009,642
636	Plazza AG (Registered) Class A (Real Estate)*	140,812
1,807	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)(a)	495,144
10,955	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,071,689
2,636	Swiss Life Holding AG (Registered) (Insurance)*	603,593
31,820	Swiss Re AG (Insurance)	2,816,794
4,300	Swisscom AG (Registered) (Telecommunication Services)	2,409,922
2,395	Syngenta AG (Registered) (Materials)	977,212
30,701	Temenos Group AG (Registered) (Software & Services)*	1,016,353
139	Vaudoise Assurances Holding SA (Insurance)	78,052

		32,236,748

United Kingdom – 16.9%
16,828	Aberdeen Asset Management PLC (Diversified Financials)	106,741
4,294	Admiral Group PLC (Insurance)	93,568
42,259	Amlin PLC (Insurance)	316,185
81,671	Anite PLC (Software & Services)	162,973
348,956	Ashmore Group PLC (Diversified Financials)(a)	1,585,965
21,542	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,363,399
51,278	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,266,921
69,647	BAE Systems PLC (Capital Goods)	493,479
54,919	Barclays PLC (Banks)	225,094
49,909	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	2,622,664
6,399	Bodycote PLC (Capital Goods)	67,732

Common Stocks – (continued)
United Kingdom – (continued)
118,216	BP PLC ADR (Energy)(c)	$4,723,911
94,280	British American Tobacco PLC (Food, Beverage & Tobacco)	5,076,272
27,422	BT Group PLC (Telecommunication Services)	194,185
14,449	Cobham PLC (Capital Goods)	59,674
15,032	Diageo PLC (Food, Beverage & Tobacco)	435,324
300,454	Dixons Carphone PLC (Retailing)	2,136,498
148,729	DS Smith PLC (Materials)	901,920
78,621	easyJet PLC (Transportation)	1,911,163
9,595	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	399,632
37,710	Greene King PLC (Consumer Services)	500,525
176,633	Hammerson PLC (REIT)	1,707,036
186,563	Henderson Group PLC (Diversified Financials)	765,421
65,791	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,998,447
174,959	HSBC Holdings PLC (Banks)	1,566,655
78,309	IG Group Holdings PLC (Diversified Financials)	917,892
66,685	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	3,211,698
185,575	Inchcape PLC (Retailing)	2,362,278
39,763	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	140,450
140,195	International Consolidated Airlines Group SA (Transportation)*	1,093,734
630,048	ITV PLC (Media)	2,606,784
21,924	Land Securities Group PLC (REIT)	414,563
88,761	Lavendon Group PLC (Capital Goods)	277,188
122,601	Moneysupermarket.com Group PLC (Software & Services)	559,882
30,742	National Grid PLC (Utilities)	395,675
9,667	Next PLC (Retailing)	1,131,445
810	Rank Group PLC (Consumer Services)	2,804
40,585	Reckitt Benckiser Group PLC (Household & Personal Products)	3,499,820
171,865	Rexam PLC (Materials)	1,490,593
9,999	Rio Tinto PLC (Materials)	411,289
14,984	Rio Tinto PLC ADR (Materials)	617,490
5,063,578	Rolls-Royce Holdings PLC (Capital Goods)*	494,975
22,656	Safestore Holdings PLC (REIT)	100,654
167,143	Sky PLC (Media)	2,722,365
229,639	Standard Chartered PLC (Banks)	3,677,533
12,330	TalkTalk Telecom Group PLC (Telecommunication Services)(a)	74,041
107,563	Unilever NV CVA (Food, Beverage & Tobacco)	4,497,117

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
36,085	Unilever PLC (Household & Personal Products)	$1,549,459
8,010	Unilever PLC ADR (Household & Personal Products)	344,110
160,621	United Utilities Group PLC (Utilities)	2,249,718
54,438	Vodafone Group PLC ADR (Telecommunication Services)(c)	1,984,265

		69,509,206

TOTAL COMMON STOCKS
(Cost $336,900,364)		$397,661,991

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
23,325	Henkel AG & Co. KGaA (Household & Personal Products)	1.310%	$2,617,440
4,614	Sixt SE (Transportation)	0.820	178,827

TOTAL PREFERRED STOCKS
(Cost $2,102,234)			$2,796,267

Units	Description	Expiration Month	Value
Right* – 0.0%
Singapore – 0.0%
655	Jardine Cycle & Carriage Ltd., Class R (Retailing)	07/15	$3,436
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $339,002,598)			$400,461,694

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.8%
Goldman Sachs Financial Square Money Market Fund – FST Shares
3,164,832	0.090%	$3,164,832
(Cost $3,164,832)

TOTAL INVESTMENTS – 97.8%
(Cost $342,167,430)		$403,626,526

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		8,900,291

NET ASSETS – 100.0%		$412,526,817

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $772,551, which represents approximately 0.2% of net assets as of June 30, 2015.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Month	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	133	September 2015	$5,094,731	$5,860
FTSE 100 Index	23	September 2015	2,346,850	(49,477)
Hang Seng Index	2	July 2015	338,049	(13,989)
MSCI Singapore Index	2	July 2015	110,421	(973)
SPI 200 Index	9	September 2015	936,912	(24,820)
TSE TOPIX Index	17	September 2015	2,264,861	(12,451)
TOTAL				$(95,850)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,188,653,976, $405,346,552, $816,141,002 and $339,002,598)(a)	$1,408,952,712	$367,938,913	$1,034,594,682	$400,461,694
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	27,263,000	3,164,832
Investments in affiliated issuer, at value (cost $40,727,985, $0, $0 and $0)	40,727,985	—	—	—
Cash	7,736,886	—	6,635,350	11,787,971
Foreign currencies, at value (cost $0, $16,415,761, $0 and $4,802,986)	—	16,521,472	—	4,797,381
Receivables:
Investments sold	10,249,120	103	—	—
Fund shares sold	3,897,733	599,063	7,341,764	818,547
Dividends	1,881,498	918,774	928,997	457,626
Reimbursement from investment adviser	43,741	—	—	20,602
Foreign tax reclaims	—	1,208,212	—	241,047
Securities lending income	—	—	31,053	8,505
Variation margin on certain derivative contracts	52,432	—	—	—
Total assets	1,473,542,107	387,186,537	1,076,794,846	421,758,205

Liabilities:
Written options, at value (premiums received $10,244,224, $4,019,336, $0 and $0)	10,249,440	3,306,978	—	—
Variation margin on certain derivative contracts	—	75,437	—	57,189
Payables:
Fund shares redeemed	3,123,650	2,387,682	177,369	5,600,000
Management fees	877,303	262,463	601,193	293,731
Income distribution	776,427	—	—	—
Distribution and Service fees and Transfer Agent fees	180,254	19,323	73,090	15,178
Payable upon return of securities loaned	—	—	27,263,000	3,164,832
Due to custodian	—	1,551,717	—	—
Accrued expenses and other liabilities	59,004	46,575	216,061	100,458
Total liabilities	15,266,078	7,650,175	28,330,713	9,231,388

Net Assets:
Paid-in capital	1,201,078,325	419,571,638	837,851,959	412,781,528
Undistributed (distributions in excess of) net investment income	567,730	(592,222)	6,522,147	4,995,618
Accumulated net realized gain (loss)	36,843,148	(2,704,287)	(14,363,653)	(66,615,593)
Net unrealized gain (loss)	219,786,826	(36,738,767)	218,453,680	61,365,264
NET ASSETS	$1,458,276,029	$379,536,362	$1,048,464,133	$412,526,817
Net Assets:
Class A	$170,469,825	$9,862,867	$57,154,690	$2,695,158
Class C	73,418,149	3,131,392	19,436,690	560,087
Institutional	1,172,294,383	365,916,546	964,397,576	409,059,474
Service	—	—	738,956	—
Class IR	42,093,672	625,557	6,736,221	212,098
Total Net Assets	$1,458,276,029	$379,536,362	$1,048,464,133	$412,526,817
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,264,018	1,375,632	3,275,067	295,532
Class C	6,155,556	450,101	1,169,494	62,990
Institutional	98,318,913	51,874,008	54,363,941	45,236,847
Service	—	—	42,139	—
Class IR	3,525,990	88,798	379,817	23,276
Net asset value, offering and redemption price per share:(b)
Class A	$11.95	$7.17	$17.45	$9.12
Class C	11.93	6.96	16.62	8.89
Institutional	11.92	7.05	17.74	9.04
Service	—	—	17.54	—
Class IR	11.94	7.04	17.74	9.11

(a)	Includes loaned securities having a market value of $26,642,589 and $2,938,819 for the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $12.65, $7.59, $18.47 and $9.65, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $30,075, $816,698, $0 and $738,297)	$20,003,761	$9,454,957	$9,460,297	$7,163,683
Dividends — affiliated issuer	647	—	—	—
Securities lending income — affiliated issuer	—	—	216,171	201,919
Total investment income	20,004,408	9,454,957	9,676,468	7,365,602

Expenses:
Management fees	5,277,418	1,610,178	3,290,905	1,591,219
Distribution and Service fees(a)	580,487	27,331	157,165	4,486
Transfer Agent fees(a)	502,003	90,043	246,892	77,063
Custody, accounting and administrative services	62,875	74,585	40,251	98,743
Professional fees	49,823	50,374	69,172	53,860
Printing and mailing costs	40,508	14,800	16,024	7,117
Registration fees	34,094	28,178	44,892	38,139
Trustee fees	13,158	10,801	12,825	11,822
Service share fees — Service Plan	—	—	788	—
Service share fees — Shareholder Administration Plan	—	—	788	—
Other	23,277	7,033	14,586	10,344
Total expenses	6,583,643	1,913,323	3,894,288	1,892,793
Less — expense reductions	(155,556)	(1,619)	(7,665)	(47,017)
Net expenses	6,428,087	1,911,704	3,886,623	1,845,776
NET INVESTMENT INCOME	13,576,321	7,543,253	5,789,845	5,519,826

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	4,328,648	16,304,221	(10,377,882)	(7,066,164)
Futures contracts	845,480	(60,039)	394,902	1,428,280
Foreign currency transactions	—	(923,499)	—	18,717
Written options	21,586,042	(11,189,683)	—	—
Net change in unrealized gain (loss) on:
Investments	(2,105,091)	(3,138,631)	3,180,411	26,912,933
Futures contracts	(932,837)	30,322	(2,720)	(135,638)
Foreign currency translation	—	186,507	—	13,643
Written options	(489,020)	844,444	—	—
Net realized and unrealized gain (loss)	23,233,222	2,053,642	(6,805,289)	21,171,771
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,809,543	$9,596,895	$(1,015,444)	$26,691,597

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service fees		Transfer Agent Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$211,917	$368,570	$161,057	$70,029	$233,491	$—	$37,426
International Equity Dividend and Premium	13,016	14,315	9,892	2,720	76,708	—	723
U.S. Tax-Managed Equity	67,867	89,298	51,579	16,967	172,554	126	5,666
International Tax-Managed Equity	2,995	1,491	2,276	283	74,300	—	204

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2015 (Unaudited)

	U.S. Equity Dividend and Premium Fund
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income	$13,576,321	$30,185,118
Net realized gain (loss)	26,760,170	73,366,733
Net change in unrealized gain (loss)	(3,526,948)	38,490,250
Net increase (decrease) in net assets resulting from operations	36,809,543	142,042,101

Distributions to shareholders:
From net investment income
Class A Shares	(1,328,676)	(3,110,424)
Class C Shares	(308,463)	(833,020)
Institutional Shares	(11,566,363)	(24,915,119)
Class IR Shares	(368,095)	(836,386)
From net realized gains
Class A Shares	—	(6,251,267)
Class C Shares	—	(2,813,376)
Institutional Shares	—	(43,342,071)
Class IR Shares	—	(1,500,736)
Total distributions to shareholders	(13,571,597)	(83,602,399)

From share transactions:
Proceeds from sales of shares	136,469,414	319,904,406
Reinvestment of distributions	11,796,678	72,709,963
Cost of shares redeemed	(149,505,589)	(357,242,749)
Net increase (decrease) in net assets resulting from share transactions	(1,239,497)	35,371,620
TOTAL INCREASE (DECREASE)	21,998,449	93,811,322

Net assets:
Beginning of period	1,436,277,580	1,342,466,258
End of period	$1,458,276,029	$1,436,277,580
Undistributed (distributions in excess of) net investment income	$567,730	$563,006

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

$7,543,253	$15,441,775	$5,789,845	$5,766,523	$5,519,826	$8,842,547
4,131,000	4,456,504	(9,982,980)	(2,043,103)	(5,619,167)	(17,394,948)
(2,077,358)	(43,489,593)	3,177,691	83,535,821	26,790,938	(10,341,689)
9,596,895	(23,591,314)	(1,015,444)	87,259,241	26,691,597	(18,894,090)

(178,173)	(317,068)	—	(176,905)	—	(52,969)
(44,268)	(62,090)	—	—	—	(3,009)
(7,357,148)	(14,093,242)	—	(5,400,255)	—	(8,918,554)
(12,797)	(39,963)	—	(23,594)	—	(5,515)

—	(341,348)	—	—	—	—
—	(86,092)	—	—	—	—
—	(13,463,468)	—	—	—	—
—	(28,895)	—	—	—	—
(7,592,386)	(28,432,166)	—	(5,600,754)	—	(8,980,047)

63,645,773	159,284,006	260,837,178	277,231,053	98,754,706	157,935,324
7,471,165	27,828,550	—	5,504,778	—	8,977,898
(123,149,965)	(123,752,731)	(18,014,090)	(98,808,216)	(31,518,687)	(52,524,848)
(52,033,027)	63,359,825	242,823,088	183,927,615	67,236,019	114,388,374
(50,028,518)	11,336,345	241,807,644	265,586,102	93,927,616	86,514,237

429,564,880	418,228,535	806,656,489	541,070,387	318,599,201	232,084,964
$379,536,362	$429,564,880	$1,048,464,133	$806,656,489	$412,526,817	$318,599,201
$(592,222)	$(543,089)	$6,522,147	$732,302	$4,995,618	$(524,208)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$11.76	$0.09		$0.19	$0.28	$(0.09)	$—	$(0.09)
2015 - C	11.74	0.05		0.19	0.24	(0.05)	—	(0.05)
2015 - Institutional	11.73	0.12		0.19	0.31	(0.12)	—	(0.12)
2015 - IR	11.75	0.11		0.19	0.30	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	11.26	0.23		0.95	1.18	(0.22)	(0.46)	(0.68)
2014 - C	11.24	0.14		0.96	1.10	(0.14)	(0.46)	(0.60)
2014 - Institutional	11.24	0.27		0.95	1.22	(0.27)	(0.46)	(0.73)
2014 - IR	11.25	0.26		0.95	1.21	(0.25)	(0.46)	(0.71)
2013 - A	9.60	0.20		2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13		2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25		2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - IR	9.59	0.23		2.12	2.35	(0.23)	(0.46)	(0.69)
2012 - A	9.39	0.25		0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18		0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28		0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29		0.70	0.99	(0.27)	(0.51)	(0.78)
2011 - A	9.38	0.18	(e)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(e)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(e)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(e)	0.26	0.47	(0.22)	(0.25)	(0.47)
2010 - A	8.29	0.16	(f)	1.08	1.24	(0.15)	—	(0.15)
2010 - C	8.29	0.13	(f)	1.05	1.18	(0.09)	—	(0.09)
2010 - Institutional	8.28	0.26	(f)	1.01	1.27	(0.19)	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(f)	1.30	1.41	(0.09)	—	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.56% of average net assets.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.95	2.59%	$170,470	1.18	%(d)	1.20	%(d)	1.58	%(d)	18%
11.93	2.22	73,418	1.93	(d)	1.95	(d)	0.83	(d)	18
11.92	2.80	1,172,294	0.78	(d)	0.80	(d)	1.98	(d)	18
11.94	2.72	42,094	0.93	(d)	0.95	(d)	1.82	(d)	18

11.76	10.47	172,832	1.19		1.20		1.96		53
11.74	9.68	74,125	1.94		1.95		1.21		53
11.73	10.83	1,149,361	0.79		0.80		2.36		53
11.75	10.75	39,960	0.94		0.95		2.21		53
11.26	24.58	167,149	1.19		1.21		1.92		69
11.24	23.61	66,872	1.94		1.96		1.17		69
11.24	25.14	1,072,965	0.79		0.81		2.32		69
11.25	24.93	35,480	0.94		0.96		2.18		69
9.60	10.30	145,184	1.21		1.22		2.48		67
9.59	9.57	45,243	1.96		1.97		1.83		67
9.58	10.74	895,258	0.81		0.82		2.83		67
9.59	10.60	19,787	0.96		0.97		2.90		67
9.39	4.90	70,499	1.24		1.25		1.94	(e)	90
9.38	4.03	17,378	1.99		2.00		1.14	(e)	90
9.37	5.31	688,194	0.84		0.85		2.29	(e)	90
9.38	5.05	1,425	0.99		1.00		2.20	(e)	90
9.38	15.07	37,112	1.24		1.26		1.84	(f)	140
9.38	14.32	10,851	1.99		2.01		1.52	(f)	140
9.36	15.53	408,032	0.84		0.86		2.95	(f)	140
9.38	17.53	1	0.99	(d)	1.01	(d)	4.04	(d)(f)	140

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$7.14	$0.13	(c)(d)	$0.03	$0.16	$(0.13)	$—	$(0.13)
2015 - C	6.94	0.10	(c)(d)	0.02	0.12	(0.10)	—	(0.10)
2015 - Institutional	7.03	0.14	(c)(d)	0.02	0.16	(0.14)	—	(0.14)
2015 - IR	7.02	0.13	(c)(d)	0.03	0.16	(0.14)	—	(0.14)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	8.00	0.25	(c)(f)	(0.64)	(0.39)	(0.23)	(0.24)	(0.47)
2014 - C	7.80	0.18	(c)(f)	(0.62)	(0.44)	(0.18)	(0.24)	(0.42)
2014 - Institutional	7.89	0.27	(c)(f)	(0.63)	(0.36)	(0.26)	(0.24)	(0.50)
2014 - IR	7.88	0.28	(c)(f)	(0.66)	(0.38)	(0.24)	(0.24)	(0.48)
2013 - A	7.31	0.19	(c)	0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12	(c)	0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20	(c)	0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - IR	7.20	0.21	(c)	0.91	1.12	(0.20)	(0.24)	(0.44)
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	(0.25)
2011 - A	8.17	0.21	(g)	(1.20)	(0.99)	(0.23)	(0.35)	(0.58)
2011 - C	8.02	0.16	(g)	(1.19)	(1.03)	(0.17)	(0.35)	(0.52)
2011 - Institutional	8.07	0.24	(g)	(1.18)	(0.94)	(0.26)	(0.35)	(0.61)
2011 - IR	8.06	0.24	(g)	(1.18)	(0.94)	(0.25)	(0.35)	(0.60)
2010 - A	7.86	0.16	(c)	0.41	0.57	(0.14)	(0.12)	(0.26)
2010 - C	7.73	0.10	(c)	0.41	0.51	(0.10)	(0.12)	(0.22)
2010 - Institutional	7.76	0.18	(c)	0.42	0.60	(0.17)	(0.12)	(0.29)
2010 - IR (Commenced August 31, 2010)	7.08	0.04	(c)	1.10	1.14	(0.04)	(0.12)	(0.16)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.30% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(g)	Reflects income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$7.17	2.20%	$9,863	1.34	%(e)	1.34	%(e)	3.50	%(d)(e)	73%
6.96	1.78	3,131	2.09	(e)	2.09	(e)	2.78	(d)(e)	73
7.05	2.31	365,917	0.94	(e)	0.94	(e)	3.81	(d)(e)	73
7.04	2.23	626	1.09	(e)	1.09	(e)	3.60	(d)(e)	73

7.14	(5.30)	10,565	1.35		1.35		3.13	(f)	44
6.94	(6.04)	2,634	2.10		2.10		2.32	(f)	44
7.03	(4.99)	415,503	0.95		0.95		3.45	(f)	44
7.02	(5.16)	862	1.09		1.09		3.52	(f)	44
8.00	15.57	10,323	1.34		1.36		2.56		97
7.80	14.68	2,582	2.10		2.11		1.54		97
7.89	16.14	403,776	0.94		0.96		2.71		97
7.88	15.98	1,547	1.09		1.11		2.74		97
7.31	14.48	14,952	1.30		1.37		3.51		60
7.15	13.71	1,640	2.05		2.11		1.99		60
7.21	14.93	366,136	0.90		0.95		2.68		60
7.20	14.56	2,133	1.05		1.10		4.06		60
6.60	(12.44)	171,063	1.30		1.38		2.74	(g)	51
6.47	(13.06)	1,502	2.05		2.13		1.87	(g)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(g)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(g)	51
8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(e)	1.20	(e)	1.48	(e)	41

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$17.44	$0.08	(d)	$(0.07)		$0.01	$—	$—	$—
2015 - C	16.67	0.01	(d)	(0.06)		(0.05)	—	—	—
2015 - Institutional	17.69	0.11	(d)	(0.06)		0.05	—	—	—
2015 - Service	17.53	0.08	(d)	(0.07)		0.01	—	—	—
2015 - IR	17.70	0.10	(d)	(0.06)		0.04	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	15.45	0.09		1.97		2.06	(0.07)	—	(0.07)
2014 - C	14.82	(0.04)		1.89		1.85	—	—	—
2014 - Institutional	15.66	0.15		2.01		2.16	(0.13)	—	(0.13)
2014 - Service	15.49	0.04		2.00		2.04	—	—	—
2014 - IR	15.68	0.13		2.00		2.13	(0.11)	—	(0.11)
2013 - A	11.38	0.11		4.22		4.33	(0.08)	(0.18)	(0.26)
2013 - C	10.95	—	(f)	4.05		4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16		4.28		4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12		4.22		4.34	(0.13)	(0.18)	(0.31)
2013 - IR	11.55	0.14		4.29		4.43	(0.12)	(0.18)	(0.30)
2012 - A	9.94	0.12		1.44	(g)	1.56	(0.12)	—	(0.12)
2012 - C	9.57	0.05		1.38	(g)	1.43	(0.05)	—	(0.05)
2012 - Institutional	10.08	0.18		1.46	(g)	1.64	(0.18)	—	(0.18)
2012 - Service	10.01	0.12		1.45	(g)	1.57	(0.12)	—	(0.12)
2012 - IR	10.09	0.16		1.46	(g)	1.62	(0.16)	—	(0.16)
2011 - A	9.73	0.09	(h)	0.20		0.29	(0.08)	—	(0.08)
2011 - C	9.39	0.01	(h)	0.20		0.21	(0.03)	—	(0.03)
2011 - Institutional	9.89	0.13	(h)	0.21		0.34	(0.15)	—	(0.15)
2011 - Service	9.81	0.07	(h)	0.22		0.29	(0.09)	—	(0.09)
2011 - IR	9.89	0.10	(h)	0.23		0.33	(0.13)	—	(0.13)
2010 - A	8.64	0.08		1.08		1.16	(0.07)	—	(0.07)
2010 - C	8.33	0.01		1.05		1.06	—	—	—
2010 - Institutional	8.78	0.11		1.11		1.22	(0.11)	—	(0.11)
2010 - Service	8.72	0.07		1.09		1.16	(0.07)	—	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78		1.81	(0.10)	—	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%,14.74%, 14.68%, 15.92%, 15.36% and 15.80%, respectively.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.45	0.06%		$57,155	1.18	%(e)	1.18	%(e)	0.90	%(d)(e)	38%
16.62	(0.30)		19,437	1.93	(e)	1.93	(e)	0.14	(d)(e)	38
17.74	0.28		964,398	0.78	(e)	0.78	(e)	1.27	(d)(e)	38
17.54	0.06		739	1.28	(e)	1.28	(e)	0.86	(d)(e)	38
17.74	0.23		6,736	0.93	(e)	0.93	(e)	1.17	(d)(e)	38

17.44	13.32		51,253	1.18		1.19		0.52		57
16.67	12.48		15,750	1.93		1.94		(0.22)		57
17.69	13.78		735,421	0.78		0.79		0.93		57
17.53	13.17		58	1.28		1.29		0.25		57
17.70	13.57		4,175	0.93		0.94		0.78		57
15.45	38.17		34,792	1.15		1.21		0.80		95
14.82	37.07		10,648	1.90		1.96		0.04		95
15.66	38.73		493,729	0.75		0.81		1.17		95
15.49	38.08		411	1.27		1.29		0.81		95
15.68	38.48		843	0.91		0.96		1.02		95
11.38	15.69	(g)	35,890	1.09		1.23		1.13		184
10.95	14.89	(g)	8,228	1.84		1.97		0.44		184
11.54	16.12	(g)	304,435	0.69		0.82		1.65		184
11.46	15.56	(g)	40	1.19		1.32		1.11		184
11.55	16.01	(g)	476	0.84		0.97		1.42		184
9.94	3.02		51,064	1.09		1.24		0.85	(h)	99
9.57	2.22		7,964	1.84		1.99		0.14	(h)	99
10.08	3.43		227,070	0.69		0.84		1.31	(h)	99
10.01	2.92		36	1.19		1.34		0.72	(h)	99
10.09	3.35		494	0.84		0.99		1.01	(h)	99
9.73	13.46		91,857	1.09		1.25		0.82		200
9.39	12.59		9,484	1.84		2.00		0.07		200
9.89	14.04		200,795	0.69		0.85		1.22		200
9.81	13.34		59	1.19		1.35		0.69		200
9.89	22.18		1	0.84	(e)	1.00	(e)	0.97	(e)	200

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$8.45	$0.11		$0.56	$0.67	$—
2015 - C	8.27	0.08		0.54	0.62	—
2015 - Institutional	8.36	0.13		0.55	0.68	—
2015 - IR	8.43	0.12		0.56	0.68	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	9.18	0.27	(e)	(0.80)	(0.53)	(0.20)
2014 - C	9.03	0.15	(e)	(0.74)	(0.59)	(0.17)
2014 - Institutional	9.10	0.28	(e)	(0.77)	(0.49)	(0.25)
2014 - IR	9.17	0.29	(e)	(0.80)	(0.51)	(0.23)
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(f)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(f)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(f)
2013 - IR	7.66	0.20		1.51	1.71	(0.20	)(f)
2012 - A	6.65	0.17		0.98	1.15	(0.18)
2012 - C	6.64	0.11		0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19		0.98	1.17	(0.22)
2012 - IR	6.64	0.35		0.82	1.17	(0.15)
2011 - A	7.90	0.20	(g)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(g)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(g)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(g)	(1.24)	(1.04)	(0.22)
2010 - A	7.40	0.13		0.51	0.64	(0.14)
2010 - C	7.39	0.08		0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15		0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03		1.21	1.24	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(f)	Includes a distribution from capital of less than $0.01 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value,end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.12	7.93%	$2,695	1.38	%(d)	1.41	%(d)	2.46	%(d)	45%
8.89	7.50	560	2.13	(d)	2.16	(d)	1.80	(d)	45
9.04	8.13	409,059	0.98	(d)	1.01	(d)	2.95	(d)	45
9.11	8.07	212	1.13	(d)	1.16	(d)	2.71	(d)	45

8.45	(5.79)	2,151	1.38		1.42		2.98	(e)	106
8.27	(6.55)	181	2.13		2.17		1.71	(e)	106
8.36	(5.48)	316,062	0.98		1.02		3.12	(e)	106
8.43	(5.59)	205	1.13		1.17		3.12	(e)	106
9.18	22.23	3,388	1.31		1.51		1.79		95
9.03	21.38	70	2.10		2.23		1.15		95
9.10	22.70	228,410	0.95		1.08		2.27		95
9.17	22.36	217	1.12		1.21		2.34		95
7.62	17.25	15,384	1.26		1.59		2.44		182
7.55	16.20	32	2.01		2.30		1.52		182
7.59	17.71	134,290	0.86		1.17		2.69		182
7.66	17.68	1	1.02		1.36		5.14		182
6.65	(13.33)	40,837	1.26		1.57		2.60	(g)	88
6.64	(13.88)	19	2.01		2.32		1.72	(g)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(g)	88
6.64	(13.11)	1	1.01		1.32		2.68	(g)	88
7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(d)	1.31	(d)	1.26	(d)	70

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional and IR	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service and IR	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.   Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,408,952,712	$—	$—
Investment Company	40,727,985	—	—
Total	$1,449,680,697	$—	$—

Derivative Type
Liabilities
Futures Contracts(b)	$(506,694)	$—	$—
Written Options	(10,249,440)	—	—
Total	$(10,756,134)	$—	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,037,619	$101,086,914	$—
Australia and Oceania	—	27,521,194	—
Europe	18,498,781	219,190,827	—
North America	—	603,578	—
Total	$19,536,400	$348,402,513	$—

Derivative Type
Assets(b)
Futures Contracts	$885	$—	$—
Liabilities
Futures Contracts(b)	$(98,477)	$—	$—
Written Options	(3,306,978)	—	—
Total	$(3,405,455)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,034,561,384	$33,298	$—
Securities Lending Reinvestment Vehicle	27,263,000	—	—
Total	$1,061,824,384	$33,298	$—

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$2,753,559	$—
Asia	—	121,162,585	—
Australia and Oceania	—	15,047,903	—
Europe	11,336,329	249,978,504	—
North America	—	182,814	—
Securities Lending Reinvestment Vehicle	3,164,832	—	—
Total	$14,501,161	$389,125,365	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$5,860	$—	$—
Liabilities(b)
Futures Contracts	$(101,710)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities(a)
U.S. Equity Dividend and Premium	Equity	—	$—		Variation margin on certain derivative contracts, Payable for written options, at value	$(10,756,134)
International Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts	885	(a)	Variation margin on certain derivative contracts, Payable for written options, at value	(3,405,455)
International Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	5,860	(a)	Variation margin on certain derivative contracts	(101,710)
Total			$6,745			$(14,263,299)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$22,431,522	$(1,421,857)	3,072
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(11,249,722)	874,766	2,826
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	394,902	(2,720)	53
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,428,280	(135,638)	133
Total			$13,004,982	$(685,449)	6,084

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2015.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.73%	0.73%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The U.S. Equity Dividend and Premium Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2015, GSAM waived $15,858 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2015, Goldman Sachs advised that it retained front end sales charges of $17,041, $630, $6,414 and $1,314 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and U.S. International Tax-Managed Equity Funds, respectively.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.   Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and U.S. International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.094%, respectively. These Other Expense limitations will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$15,858	$122,220	$17,478	$155,556
International Equity Dividend and Premium	—	—	1,619	1,619
U.S. Tax-Managed Equity	—	—	7,665	7,665
International Tax-Managed Equity	—	43,986	3,031	47,017

G.  Line of Credit Facility — As of June 30, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $2,042, $9,675, $298 and $6,774 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

The following table provides information about the U.S. Equity Dividend and Premium Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2015:

Underlying Fund	Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 06/30/15	Dividend Income
Goldman Sachs Financial Square Government Fund	$—	$78,351,732	$(37,623,747)	$40,727,985	$647

As of June 30, 2015, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	12%	—%
International Equity Dividend and Premium	25	—
U.S. Tax-Managed Equity	—	84
International Tax-Managed Equity	—	94

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$273,988,300	$248,035,863
International Equity Dividend and Premium	285,625,337	351,946,962
U.S. Tax-Managed Equity	577,592,867	349,666,682
International Tax-Managed Equity	233,475,662	163,461,721

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statement of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2015, are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended June 30, 2015		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2015
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Tax-Managed Equity	$23,961	$8,761	$1,836,204
International Tax-Managed Equity	22,623	38,434	7,683

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended June 30, 2015:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
U.S. Tax-Managed Equity	31,242,618	81,823,622	(85,803,240)	27,263,000	$27,263,000
International Tax-Managed Equity	1,328,478	77,563,492	(75,727,138)	3,164,832	3,164,832

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2014 the Funds’ capital loss carryforwards and certain timing differences on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Capital loss carryforwards:(1)
Expiring 2016	—	—	—	(2,078,605)
Expiring 2017	—	—	—	(31,387,420)
Perpetual Long-term	—	—	—	(7,093,591)
Perpetual Short-term	—	—	(2,439,460)	(13,199,252)
Total capital loss carryforwards	$—	$—	$(2,439,460)	$(53,758,868)
Timing differences (Qualified Late Year Loss Deferral)	$(585,625)	$(7,842,268)	$(1,923,528)	$(7,888,593)
(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$1,230,799,598	$405,443,110	$843,238,685	$342,183,494
Gross unrealized gain	249,418,121	11,191,744	227,059,001	66,299,657
Gross unrealized loss	(30,537,022)	(48,695,941)	(8,440,004)	(4,856,625)
Net unrealized security gain (loss)	$218,881,099	$(37,504,197)	$218,618,997	$61,443,032

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of underlying fund investments and of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,712,676	$20,469,187	5,499,202	$63,519,324
Reinvestment of distributions	107,735	1,288,245	769,358	9,018,643
Shares redeemed	(2,251,245)	(26,820,916)	(6,414,860)	(74,157,282)
	(430,834)	(5,063,484)	(146,300)	(1,619,315)
Class C Shares
Shares sold	406,419	4,854,622	1,076,705	12,403,228
Reinvestment of distributions	20,048	239,394	235,900	2,763,465
Shares redeemed	(585,668)	(6,988,808)	(946,503)	(10,920,740)
	(159,201)	(1,894,792)	366,102	4,245,953
Institutional Shares
Shares sold	8,711,194	104,008,177	20,351,628	234,305,338
Reinvestment of distributions	830,000	9,903,812	5,010,602	58,597,156
Shares redeemed	(9,170,874)	(109,726,390)	(22,900,836)	(262,887,282)
	370,320	4,185,599	2,461,394	30,015,212
Class IR Shares
Shares sold	593,296	7,137,428	842,571	9,676,516
Reinvestment of distributions	30,571	365,227	199,153	2,330,699
Shares redeemed	(499,036)	(5,969,475)	(794,394)	(9,277,445)
	124,831	1,533,180	247,330	2,729,770
NET INCREASE (DECREASE)	(94,884)	$(1,239,497)	2,928,526	$35,371,620

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	252,593	$1,833,338	484,222	$3,862,860
Reinvestment of distributions	24,666	178,173	85,503	658,412
Shares redeemed	(380,789)	(2,801,536)	(380,346)	(3,043,097)
	(103,530)	(790,025)	189,379	1,478,175
Class C Shares
Shares sold	78,705	566,864	41,693	322,879
Reinvestment of distributions	6,321	44,268	19,873	148,182
Shares redeemed	(14,636)	(101,800)	(13,017)	(101,326)
	70,390	509,332	48,549	369,735
Institutional Shares
Shares sold	8,481,758	61,155,241	20,131,598	155,018,728
Reinvestment of distributions	1,018,690	7,235,927	3,555,501	26,953,098
Shares redeemed	(16,723,089)	(119,897,574)	(15,785,571)	(119,876,202)
	(7,222,641)	(51,506,406)	7,901,528	62,095,624
Class IR Shares
Shares sold	12,544	90,330	10,376	79,539
Reinvestment of distributions	1,804	12,797	9,001	68,858
Shares redeemed	(48,383)	(349,055)	(92,965)	(732,106)
	(34,035)	(245,928)	(73,588)	(583,709)
NET INCREASE (DECREASE)	(7,289,816)	$(52,033,027)	8,065,868	$63,359,825

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	489,887	$8,655,220	916,816	$15,196,413
Shares converted from Class B(a)	—	—	995	17,028
Reinvestment of distributions	—	—	8,808	153,885
Shares redeemed	(153,726)	(2,720,928)	(239,434)	(3,912,885)
	336,161	5,934,292	687,185	11,454,441
Class B Shares(a)
Shares sold	—	—	3,947	60,731
Shares converted to Class A	—	—	(1,034)	(17,028)
Shares redeemed	—	—	(46,191)	(741,902)
	—	—	(43,278)	(698,199)
Class C Shares
Shares sold	280,144	4,714,859	295,905	4,712,103
Shares redeemed	(55,470)	(930,625)	(69,448)	(1,074,073)
	224,674	3,784,234	226,457	3,638,030
Institutional Shares
Shares sold	13,589,844	243,984,759	15,287,233	254,137,597
Reinvestment of distributions	—	—	300,638	5,327,299
Shares redeemed	(793,920)	(14,124,188)	(5,538,471)	(92,542,624)
	12,795,924	229,860,571	10,049,400	166,922,272
Service Shares
Shares sold	38,845	685,000	3,662	57,000
Shares redeemed	—	—	(26,892)	(414,268)
	38,845	685,000	(23,230)	(357,268)
Class IR Shares
Shares sold	157,290	2,797,340	187,863	3,067,209
Reinvestment of distributions	—	—	1,331	23,594
Shares redeemed	(13,340)	(238,349)	(7,100)	(122,464)
	143,950	2,558,991	182,094	2,968,339
NET INCREASE	13,539,554	$242,823,088	11,078,628	$183,927,615

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Tax-Managed Equity

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	61,067	$560,470	17,315	$158,929
Reinvestment of distributions	—	—	5,875	50,820
Shares redeemed	(20,255)	(185,150)	(137,419)	(1,266,577)
	40,812	375,320	(114,229)	(1,056,828)
Class C Shares
Shares sold	41,188	372,807	13,852	122,120
Reinvestment of distributions	—	—	355	3,009
Shares redeemed	(92)	(795)	(67)	(597)
	41,096	372,012	14,140	124,532
Institutional Shares
Shares sold	10,948,429	97,790,929	17,564,519	157,642,025
Reinvestment of distributions	—	—	1,041,888	8,918,554
Shares redeemed	(3,528,016)	(31,291,742)	(5,896,106)	(51,245,606)
	7,420,413	66,499,187	12,710,301	115,314,973
Class IR Shares
Shares sold	3,225	30,500	1,327	12,250
Reinvestment of distributions	—	—	639	5,515
Shares redeemed	(4,298)	(41,000)	(1,327)	(12,068)
	(1,073)	(10,500)	639	5,697
NET INCREASE	7,501,248	$67,236,019	12,610,851	$114,388,374

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Class A
Actual	$1,000	$1,025.90		$5.93	$1,000	$1,022.00		$6.72	$1,000	$1,000.60		$5.85	$1,000	$1,079.30		$7.11
Hypothetical 5% return	1,000	1,018.94	+	5.91	1,000	1,018.15	+	6.71	1,000	1,018.94	+	5.91	1,000	1,017.95	+	6.90
Class C
Actual	1,000	1,022.20		9.68	1,000	1,017.80		10.46	1,000	997.00		9.56	1,000	1,075.00		10.96
Hypothetical 5% return	1,000	1,015.22	+	9.64	1,000	1,014.43	+	10.44	1,000	1,015.22	+	9.64	1,000	1,014.23	+	10.64
Institutional
Actual	1,000	1,028.00		3.92	1,000	1,023.10		4.72	1,000	1,002.80		3.87	1,000	1,081.30		5.06
Hypothetical 5% return	1,000	1,020.93	+	3.91	1,000	1,020.13	+	4.71	1,000	1,020.93	+	3.91	1,000	1,019.93	+	4.91
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,000.60		6.35	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.45	+	6.41	N/A	N/A		N/A
Class IR
Actual	1,000	1,027.20		4.67	1,000	1,022.30		5.47	1,000	1,002.30		4.62	1,000	1,080.70		5.83
Hypothetical 5% return	1,000	1,020.18	+	4.66	1,000	1,019.39	+	5.46	1,000	1,020.18	+	4.66	1,000	1,019.19	+	5.66

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.18%	1.93%	0.78%	N/A	0.93%
International Equity Dividend and Premium	1.34	2.09	0.94	N/A	1.09
U.S. Tax-Managed Equity	1.18	1.93	0.78	1.28%	0.93
International Tax-Managed Equity	1.38	2.13	0.98	N/A	1.13

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, and Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the expense trends over time of each Fund;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the International Equity Dividend and Premium Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. They observed that the International Tax-Managed Equity Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2015. The Trustees also noted that the U.S. Tax-Managed Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2015. They observed that the U.S. Equity Dividend and Premium Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-year period, in the third-quartile for the five-year period, and in the fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. The Trustees also noted that the Tax-Managed Equity Funds had experienced certain portfolio management changes in April 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund	U.S. Equity Dividend and Premium Fund
First $1 billion	0.81%	0.85%	0.70%	0.75%
Next $1 billion	0.73	0.77	0.63	0.68
Next $3 billion	0.69	0.73	0.60	0.65
Next $3 billion	0.68	0.72	0.59	0.64
Over $8 billion	0.67	0.71	0.58	0.63

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Equity Dividend and Premium Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

The Trustees also considered the benefits to GSAL and the Investment Adviser from the Tax-Managed Equity Fund’s ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to each Fund from its participation in the program were greater, as measured by the revenue received by the Fund in connection with the program.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of June 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager Real Assets Fund
■	Tactical Tilt Implementation Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.

[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.

[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.

[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.

[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The method of calculation of the 30-day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 168428.MF.MED.TMPL/8/2015 TAXADVSAR-15/14K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) – 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,563,029	$2,422,346	Financial Statement audits.
Audit-Related Fees:
• PwC	$0	$2,340	Other attest services.
Tax Fees:
• PwC	$672,155	$894,195	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

* These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $672,155 and $896,535 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	September 4, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	September 4, 2015